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                    FORM OF AMENDED AND RESTATED AGREEMENT OF
                               LIMITED PARTNERSHIP

                                       OF

                        BERKSHIRE INCOME REALTY-OP, L.P.

                        (a Delaware limited partnership)

                            Dated as of _______, 2003

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                                TABLE OF CONTENTS

ARTICLE 1 DEFINED TERMS.........................................................................................2

ARTICLE 2 ORGANIZATIONAL MATTERS...............................................................................19
         Section 2.1.    Formation; Continuation...............................................................19
         Section 2.2.    Name..................................................................................19
         Section 2.3.    Registered Office and Agent; Principal Office.........................................19
         Section 2.4.    Power of Attorney.....................................................................19
         Section 2.5.    Term..................................................................................21

ARTICLE 3 PURPOSE .............................................................................................21
         Section 3.1.    Purpose and Business..................................................................21
         Section 3.2.    Powers................................................................................21
         Section 3.3.    Representations and Warranties by the Parties.........................................22

ARTICLE 4 CAPITAL CONTRIBUTIONS................................................................................23
         Section 4.1.    Capital Contributions of the Partners.................................................23
         Section 4.2.    Additional Capital Contributions and Loans Generally..................................24
         Section 4.3.    Loans by Third Parties................................................................24
         Section 4.4.    Additional Funding and Capital Contributions..........................................24
         Section 4.5.    No Third Party Beneficiary............................................................26
         Section 4.6.    No Interest on Capital................................................................26
         Section 4.7.    Repurchase of REIT Stock..............................................................27

ARTICLE 5 DISTRIBUTIONS........................................................................................27
         Section 5.1.    Requirements and Characterization of Distributions....................................27
         Section 5.2.    Distributions in Kind.................................................................29
         Section 5.3.    Distributions Upon Liquidation........................................................29
         Section 5.4.    Restricted Distributions..............................................................29

ARTICLE 6 ALLOCATIONS..........................................................................................29
         Section 6.1.    Allocations in General................................................................29
         Section 6.2.    Additional Allocation Provisions......................................................29
         Section 6.3.    Tax Allocations.......................................................................32

ARTICLE 7 MANAGEMENT AND OPERATION OF BUSINESS; AMENDMENTS.....................................................32
         Section 7.1.    Management............................................................................32
         Section 7.2.    Certificate of Limited Partnership....................................................36
         Section 7.3.    Certain Restrictions on General Partner's Authority...................................36
         Section 7.4.    Amendments............................................................................38
         Section 7.5.    Mergers, Etc..........................................................................40
         Section 7.6.    Reimbursement of the General Partner; Reimbursement of Limited Partners...............41
         Section 7.7.    Outside Activities of the General Partner and the Special Limited
                         Partner...............................................................................42


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         Section 7.8.    Contracts with Affiliates.............................................................42
         Section 7.9.    Indemnification.......................................................................43
         Section 7.10.   Liability of the General Partner......................................................45
         Section 7.11.   Other Matters Concerning the General Partner..........................................46
         Section 7.12.   Title to Partnership Assets...........................................................47
         Section 7.13.   Reliance by Third Parties.............................................................47

ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...........................................................47
         Section 8.1.    Limitation of Liability...............................................................47
         Section 8.2.    Management of Business................................................................48
         Section 8.3.    Outside Activities of Limited Partners................................................48
         Section 8.4.    Return of Capital.....................................................................48
         Section 8.5.    Rights of Limited Partners Relating to the Partnership................................49
         Section 8.6.    Exchange Rights.......................................................................49

ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS...............................................................52
         Section 9.1.    Records and Accounting................................................................52
         Section 9.2.    Reports...............................................................................52

ARTICLE 10 TAX MATTERS.........................................................................................53
         Section 10.1.   Preparation of Tax Returns; Tax Accounting............................................53
         Section 10.2.   Tax Elections.........................................................................53
         Section 10.3.   Tax Matters Partner...................................................................53
         Section 10.4.   Withholding...........................................................................54

ARTICLE 11 TRANSFERS AND WITHDRAWALS; REMOVAL OF GENERAL PARTNER...............................................54
         Section 11.1.   Transfer..............................................................................54
         Section 11.2.   Transfer of General Partner's Interest................................................54
         Section 11.3.   Special Limited Partner's Rights to Transfer..........................................55
         Section 11.4.   Other Limited Partners' Rights to Transfer............................................56
         Section 11.5.   Substituted Limited Partners..........................................................58
         Section 11.6.   Assignees.............................................................................58
         Section 11.7.   General Provisions....................................................................59

ARTICLE 12 ADMISSION OF PARTNERS...............................................................................60
         Section 12.1.   Admission of Successor General Partner................................................60
         Section 12.2.   Admission of Successor Special Limited Partner........................................61
         Section 12.3.   Admission of Additional Limited Partners..............................................61
         Section 12.4.   Amendment of Agreement and Certificate of Limited Partnership.........................62
         Section 12.5.   Limit on Number of Partners...........................................................62

ARTICLE 13 DISSOLUTION, LIQUIDATION AND TERMINATION............................................................62
         Section 13.1.   Dissolution...........................................................................62
         Section 13.2.   Winding Up............................................................................63
         Section 13.3.   Notice of Dissolution.................................................................65


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         Section 13.4.   Termination of Partnership and Cancellation of Certificate of Limited Partnership.....65
         Section 13.5.   Reasonable Time for Winding-Up........................................................65
         Section 13.6.   Waiver of Partition...................................................................65

ARTICLE 14 MEETINGS 65
         Section 14.1.   Meetings of the Common Limited Partners...............................................65
         Section 14.2.   Meetings of Preferred Limited Partners................................................66

ARTICLE 15 GENERAL PROVISIONS..................................................................................66
         Section 15.1.   Addresses and Notice..................................................................66
         Section 15.2.   Titles and Captions...................................................................67
         Section 15.3.   Pronouns and Plurals..................................................................67
         Section 15.4.   Further Action........................................................................67
         Section 15.5.   Binding Effect........................................................................67
         Section 15.6.   Waiver................................................................................67
         Section 15.7.   Counterparts..........................................................................67
         Section 15.8.   Applicable Law........................................................................67
         Section 15.9.   Entire Agreement......................................................................68
         Section 15.10.  Invalidity of Provisions..............................................................68
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EXHIBITS:

Exhibit A - Partners, Contributions and Partnership Interests
Exhibit B - Notice of Exercise of Exchange Right
Exhibit C - Designation of Series A Preferred Limited Partner Units


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                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                        BERKSHIRE INCOME REALTY-OP, L.P.


            THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of ____________, 2003, is entered into by and among BIR GP, L.L.C., a Delaware limited liability company, as general partner (the "GENERAL PARTNER"), Berkshire
Income Realty, Inc., a Maryland corporation and the parent of the General
Partner (the "SPECIAL LIMITED PARTNER"), KRF Company, L.L.C., a Delaware limited liability company ("KRF"), and the other Persons whose names are set forth on Exhibit A hereto, as other Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein. Capitalized terms used herein and not otherwise defined have the respective meanings given them in
Article 1.

                              W I T N E S S E T H:

            WHEREAS, on July 22, 2002, the General Partner and the Special
Limited Partner formed a Delaware limited partnership under the name "Berkshire
Income Realty-OP, L.P." (the "PARTNERSHIP") and entered into an Agreement of
Limited Partnership dated as of July 22, 2002 (the "PRIOR AGREEMENT");

            WHEREAS, the Special Limited Partner intends to qualify as a REIT;

            WHEREAS, in exchange for the contribution of assets to the Partnership by the General Partner, the Special Limited Partner and KRF, the
Partnership will issue Partnership Units to each such Person as provided herein;

            WHEREAS, in furtherance of the Partnership's business, the Partnership may acquire additional Apartment Communities or other assets from time to time, including in exchange for Partnership Units; and

            WHEREAS, the parties hereto desire to continue the Partnership as a limited partnership under the Delaware Revised Uniform Limited Partnership Act in accordance with the provisions of this Agreement, which supersedes, amends and restates the Prior Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:


                                       1
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                                    ARTICLE 1

                                  DEFINED TERMS

            The following definitions shall for all purposes, unless otherwise expressly provided, apply to the terms used in this Agreement.

            "ACT" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

            "ACTIONS" has the meaning set forth in Section 7.9(a) hereof.

            "ADDITIONAL FUNDS" has the meaning set forth in Section 4.4(a) hereof.

            "ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as either a Preferred Limited Partner or Common Limited Partner pursuant to Sections 4.4(b) and 12.3 hereof and who is shown as such on the books and records of the Partnership.

            "ADJUSTED CAPITAL ACCOUNT" means the Capital Account maintained for each Partner as of the end of each Partnership Year (i) increased by any amounts that such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections
1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

            "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

            "ADJUSTMENT DATE" means the date of a Capital Contribution pursuant to Section 4.4 hereof.

            "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "CONTROL" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

            "AGREEMENT" means this Amended and Restated Agreement of Limited
Partnership, as it may be amended, supplemented or restated from time to time, including pursuant to a Designation Instrument.

            "APARTMENT COMMUNITY" means any multi-family residential apartment building or building complex, including all facilities ancillary thereto and the land underlying the same.


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            "ASSIGNEE" means a Person to whom one or more Limited Partner
Interests have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.6 hereof.

            "AVAILABLE CASH" means, with respect to any period for which such calculation is being made,

            (i)   the sum, without duplication, of:

                  (a) the Partnership's Net Income or Net Loss (as the case may be) for such period (determined without taking into account clause (g) of such definition),

                  (b) Depreciation and all other noncash charges or accruals and any amount that was not paid by the Partnership during such period to the extent deducted in determining Net Income or Net Loss for such period,

                  (c) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, or refinancing during such period
      (excluding Terminating Capital Transactions),

                  (d) all other cash received (including amounts previously accrued as Net Income and amounts of deferred income), including any amounts borrowed by the Partnership for such period, that were not included in determining Net Income or Net Loss for such period, and

                  (e) all amounts described in clause (ii)(f) below to the extent that the General Partner determines that such amounts are no longer needed for the purpose for which they were reserved;

            (ii)  less the sum, without duplication, of:

                  (a) all principal debt payments made during such period by the Partnership,

                  (b) capital expenditures made by the Partnership during such period,

                  (c) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(b),

                  (d) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),

                  (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period, and


                                       3
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                  (f) the amount of any working capital accounts and other cash or cash equivalents that the General Partner determines to be necessary or appropriate in its sole discretion.

            Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after commencement of the dissolution and liquidation of the Partnership.

            "BENEFICIAL OWNERSHIP" means, with respect to any Person, ownership of shares of any class or series of stock of the Special Limited Partner, shares of beneficial interest of Krupp Government Income Trust or Krupp Government
Income Trust II, or Partnership Units in the Partnership, as applicable, equal to the sum of (i) the number of such shares or units directly owned by such Person and (ii) the number of such shares or units indirectly owned by such Person, taking into account the constructive ownership rules of Code Section
544, as modified by Code Section 856(h)(1)(B). The terms "Beneficial Owner,"
"Beneficially Owns," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

            "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Boston, Massachusetts are authorized or required by law to close.

            "CAPITAL ACCOUNT" means, with respect to any Partner, the Capital
Account maintained for such Partner in accordance with the following provisions:

                  (a) To each Partner's Capital Account, there shall be added such Partner's Capital Contributions, such Partner's distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.2 hereof, and the amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.

                  (b) From each Partner's Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of deduction or loss that are specially allocated pursuant to
      Section 6.2 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

                  (c) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it is attributable to the transferred interest.

                  (d) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations
      Section 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall determine that it is prudent to modify the manner in which the


                                       4
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      Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification.

            "CAPITAL CONTRIBUTION" means, with respect to any Partner, any cash, cash equivalents or the Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership pursuant to Sections 4.1, 4.2 or 4.4 hereof or is deemed to contribute pursuant to Sections 4.4(d) hereof.

            "CASH AMOUNT" means an amount of cash equal to the Common Value of the REIT Common Shares Amount or the Preferred Value of the Preferred Shares
Amount, as applicable.

            "CERTIFICATE" means the Certificate of Limited Partnership of the Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

            "CERTIFICATE OF INCORPORATION" means the Charter of the Special
Limited Partner filed in the office of the State Department of Assessments and Taxation of the State of Maryland on July 19, 2002, as amended or restated from time to time, including any Articles Supplementary.

            "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific Section or Sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

            "COMMON CONVERSION FACTOR" means 1.0; PROVIDED, that in the event that the Special Limited Partner (i) declares or pays a dividend on its outstanding Class A REIT Common Shares or Class B REIT Common Shares in Class A
REIT Common Shares or Class B REIT Common Shares, as the case may be, or makes a distribution to all holders of its outstanding Class A REIT Common Shares or Class B REIT Common Shares in Class A REIT Common Shares or Class B REIT Common
Shares, as the case may be, (ii) subdivides its outstanding Class A REIT Common
Shares or Class B REIT Common Shares or (iii) combines its outstanding Class A
REIT Common Shares or Class B REIT Common Shares into a smaller number of Class
A REIT Common Shares or Class B REIT Common Shares, as the case may be, the
Common Conversion Factor with respect to Class A REIT Common Shares or Class B
REIT Common Shares, as the case may be, shall be adjusted by multiplying the Common Conversion Factor by a fraction, the numerator of which shall be the number of Class A REIT Common Shares or Class B REIT Common Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Class A REIT Common Shares or Class B REIT
Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination.
Any adjustment to the Common Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


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            "COMMON LIMITED PARTNER" means any Person named as a Common Limited
Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in
such Person's capacity as a Common Limited Partner in the Partnership. For avoidance of doubt, the term Common Limited Partner shall include the Special
Limited Partner so long as it owns Common Limited Partner Units.

            "COMMON LIMITED PARTNER INTEREST" means a Partnership Interest of a
Common Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Common Limited Partners. A Common Limited Partner
Interest may be expressed as a number of Partnership Units (each a "COMMON
LIMITED PARTNER UNIT"). For the avoidance of doubt, in determining the Partnership Interests of all Common Limited Partners, with respect to the Special Limited Partner, only its Common Limited Partner Interests shall be included in the calculation. For purposes of this Agreement, Common Limited
Partner Interests shall be designated as "Class A Common Limited Partner
Interests," "Class B Common Limited Partner Interests," or such other class or series as the General Partner may designate pursuant to Section 4.4(d).

            "COMMON VALUE" means on any date with respect to a REIT Common
Share, the market price on such date or, if such date is not a trading day, then the market price on the immediately preceding day that is a trading day;
PROVIDED, that for purposes of determining the Cash Amount with respect to Tendered Units of an Exchanging Partner, the term "COMMON VALUE" shall mean the average of the daily market prices for ten consecutive trading days immediately preceding the date of receipt by the Special Limited Partner of a Notice of Exercise of Exchange Right. The market price for any such trading day shall be:
(i) if the REIT Common Shares are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Special Limited Partner, or (iii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ
National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Special Limited Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; PROVIDED, that if there are no bid and asked prices reported during the ten days prior to the date in question, the Common
Value of the REIT Common Shares shall be determined by the Special Limited
Partner acting in good faith on the basis of such information as it considers, in its reasonable judgment, appropriate. In the event the REIT Common Shares
Amount includes common rights (as defined in the definition of REIT Common
Shares Amount) that a holder of REIT Common Shares would be entitled to receive, then the Common Value of such common


                                       6
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rights shall be determined by the Special Limited Partner acting in good faith on the basis of such information as it considers, in its reasonable judgment, appropriate.

            "CONSENT" means the consent to or approval of a proposed action by a Partner given in accordance with Section 14.1 or Section 14.2 hereof.

            "CONSENT OF THE COMMON LIMITED PARTNERS" means the Consent of a
Majority-In-Interest of the Common Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement.

            "CONTRIBUTED PROPERTIES" means each Property or other asset, but excluding cash and cash equivalents, contributed or deemed contributed to the Partnership.

            "DEBT" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; and (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof.

            "DEPRECIATION" means, for each Partnership Year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; PROVIDED, HOWEVER, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General
Partner.

            "DESIGNATION INSTRUMENT" means with respect to a class or series of Common Limited Partner Interests or Preferred Limited Partner Interests, an instrument executed by the General Partner at the time of issuance of such class or series, setting forth the designations, powers, preferences and relative, participating, optional and other special rights, powers and privileges of such class or series as established by the General Partner pursuant to Section 4.4(d) of this Agreement. The General Partner shall identify each such Designation
Instrument as the next consecutively lettered Exhibit to this Agreement (the first such Designation Instrument to be Exhibit C hereto) and shall deliver a conformed copy thereof to each Limited Partner; PROVIDED, that the failure to deliver a conformed copy to a Limited Partner shall not in any way invalidate the issuance of such class or series or give any Limited Partner any rights under this Agreement other than the right to obtain a conformed copy of such Designation Instrument.


                                       7
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            "EFFECTIVE DATE" means the date of closing of the Initial Public
Offering of the Series A Preferred Shares.

            "EXCHANGE RIGHT" has the meaning set forth in Section 8.6 hereof.

            "EXCHANGING PARTNER" has the meaning set forth in Section 8.6 hereof.

            "GENERAL PARTNER" means BIR GP, L.L.C. or its successor as general partner of the Partnership, in its capacity as general partner of the Partnership.

            "GENERAL PARTNER INTEREST" means the Partnership Interest held by the General Partner that is the general partner interest hereunder. A General
Partner Interest may be expressed as a number of Partnership Units (each a "GENERAL PARTNER UNIT").

            "GROSS ASSET VALUE" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                  (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset as agreed by the General Partner and the contributing Partner.

                  (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:

                        (i) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a DE
      MINIMIS Capital Contribution unless the General Partner determines that such adjustment is not necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                        (ii) the distribution by the Partnership to a Partner of more than a DE MINIMIS amount of Partnership property (other than cash) as consideration for all or part of an interest in the Partnership, unless the General Partner determines that such adjustment is not necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; and

                        (iii) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g).

                  (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset as of the date of distribution as determined by the General Partner.

                  (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section
      1.704-1(b)(2)(iv)(m); PROVIDED, HOWEVER, that Gross Asset Values shall not be


                                       8
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      adjusted pursuant to this subparagraph (d) to the extent that an adjustment pursuant to subparagraph (b) is made in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

                  (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subparagraph (a), (b) or (d), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net
      Income and Net Loss.

            "INCAPACITY" or "INCAPACITATED" means, (i) as to any individual
Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(ii) as to any corporation that is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership or limited liability company that is a Partner, the dissolution and commencement of winding up of the partnership or limited liability company; (iv) as to any estate that is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause (g) is not vacated within 90 days after the expiration of any such stay.

            "INDEMNITEE" means (i) any Person made a party to a proceeding by reason of (A) its status as general partner or limited partner, or the parent of the general partner or a limited partner, of the Partnership, (B) such Person's status as a director, officer, employee, member or manager of the Partnership or the general partner or a limited partner, or the parent of the general partner or a limited partner, of the Partnership or (C) his or its liability, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or an Affiliate of the Partnership (including, without limitation, any indebtedness that the Partnership or any Affiliate of the Partnership has assumed or taken assets subject to), whether or not such indebtedness is recourse to the assets of the Partnership or such Affiliate, and (ii) other Persons (including
Affiliates of the General Partner, any Limited Partner or the Partnership) as the General Partner may


                                       9

designate from time to time (whether before or after the event giving rise to potential liability), in its sole discretion.

            "INITIAL PUBLIC OFFERING" means the offering of Series A Preferred Shares pursuant to the Form S-11 Registration Statement (No. 333-98571) filed by the Special Limited Partner with the Securities and Exchange Commission.

            "JUNIOR PARTNERSHIP INTERESTS" means the General Partner Interest and the Common Limited Partner Interests.

            "JUNIOR PERCENTAGE INTEREST" means, as to the General Partner and each Common Limited Partner, its interest in the Partnership as determined by dividing, as applicable, the number of General Partner Units or Common Limited Partner Units owned by such Partner by the aggregate number of General Partner Units and Common Limited Partner Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

            "KRF" means KRF Company, L.L.C., a Delaware limited liability company.

            "KRF CONTRIBUTION AGREEMENT" means that certain Contribution and Sale Agreement among the Partnership, KRF, KRF GP, Inc., a Massachusetts corporation, and [OP SUB, LLC], a Delaware limited liability company, dated as of _____________, 2002.

            "KRF GIT LIMIT" means, during such time as the Partnership owns any shares of beneficial interest of either of Krupp Government Income Trust or Krupp Government Income Trust II, the percentage obtained at any time with respect to each of Krupp Government Income Trust and Krupp Government Income Trust II by (a) multiplying (i) the percentage of shares of such trust Beneficially Owned by the Partnership by (ii) the greatest result obtained under any of the following clauses:

            (A) the total distributions made by the Partnership pursuant to
Article 5 during a Partnership Year or other applicable period to KRF, divided by the total distributions made by the Partnership pursuant to Article 5 during a Partnership Year or other applicable period to all Partners;

            (B) allocations of Net Income and items thereof specially allocated by the Partnership pursuant to Article 6 for a Partnership Year or other applicable period to KRF, divided by Net Income and items thereof specially allocated by the Partnership pursuant to Article 6 for a Partnership Year or other applicable period to all Partners; and

            (C) after taking into account any distributions made pursuant to
Article 5, the amount that would be distributed by the Partnership pursuant to
Section 13.2(a)(4) and Section 13.2(a)(5) to KRF if the Partnership were to be liquidated at such time, divided by the total distributions that would be made by the Partnership pursuant to Section 13.2(a)(4) and Section 13.2(a)(5) to all Partners if the Partnership were to be liquidated at such time; and

            (b) adding to the percentage obtained in clause (a) above the percentage obtained by multiplying (i) the percentage of shares of such trust Beneficially Owned by the Partnership by (ii) the greatest result obtained under any of the following clauses:

            (A) the total distributions made by the Partnership pursuant to
Article 5 during a Partnership Year or other applicable period to the Special Limited Partner and the General Partner, divided by the total distributions made by the Partnership pursuant to Article 5 during a Partnership Year or other applicable period to all Partners;

            (B) allocations of Net Income and items thereof specially allocated by the Partnership pursuant to Article 6 for a Partnership Year or other applicable period to the Special Limited Partner and the General Partner, divided by Net Income and items thereof specially allocated by the Partnership pursuant to Article 6 for a Partnership Year or other applicable period to all Partners; and

            (C) after taking into account any distributions made pursuant to
Article 5, the amount that would be distributed by the Partnership pursuant to
Section 13.2(a)(4) and Section 13.2(a)(5) to the Special Limited Partner and the General Partner if the Partnership were to be liquidated at such time, divided by the total distributions that would be made by the Partnership pursuant to
Section 13.2(a)(4) and Section 13.2(a)(5) to all Partners if the Partnership were to be liquidated at such time;

            by (iii) the result obtained by dividing:

            (A) the Common Value of the REIT Common Shares Beneficially Owned by the KRF Individuals plus the Preferred Value of the Series A Preferred Shares and any Other Preferred Shares Beneficially Owned by the KRF Individuals, by

            (B) the Common Value of the outstanding REIT Common Shares plus the Preferred Value of the outstanding Series A Preferred Shares and any Other Preferred Shares.

            "KRF INDIVIDUAL" means each individual (as such term is defined pursuant to Code Section 542(a)(2)) who Beneficially Owns any Partnership Units, REIT Common Shares, Series A Preferred Shares or Other Preferred Shares actually owned by KRF.

            "KRF PERSONS" means KRF, the KRF Individuals and the KRF Related Parties.

            "KRF RELATED PARTY" means each Person (other than KRF and each KRF Individual) whose Beneficial Ownership of Partnership Units, REIT Common Shares, Series A Preferred Shares or Other Preferred Shares causes the number of Partnership Units, REIT Common Shares, Series A Preferred Shares or Other Preferred Shares, as applicable, Beneficially Owned by any KRF Individual to increase.

            "LIMITED PARTNER" means a Common Limited Partner or a Preferred Limited Partner, and "LIMITED PARTNERS" means the Common Limited Partners and the Preferred Limited Partners.

            "LIMITED PARTNER INTEREST" means a Common Limited Partner Interest or a Preferred Limited Partner Interest, and "LIMITED PARTNER INTERESTS" means the Common Limited Partner Interests and the Preferred Limited Partner Interests. A Limited Partner Interest may be expressed as a number of Partnership Units (each a "LIMITED PARTNER UNIT").

            "LIQUIDATING EVENTS" has the meaning set forth in Section 13.1 hereof.

            "LIQUIDATION PREFERENCE AMOUNT" means with respect to any Preferred Limited Partner Interest, the amount payable with respect to such Preferred Limited Partner Interest (as established by the General Partner at the time of issuance thereof and set forth in the Designation Instrument with respect to such Preferred Limited Partner Interest made a part of this Agreement as set forth in Section 4.4(d) hereof) upon the voluntary or involuntary dissolution, liquidation, winding-up or termination of the Partnership, or upon the stated maturity of such Preferred Limited Partner Interest or upon the earlier redemption of such Preferred Limited Partner Interests, as the case may be, other than in any such case any accrued and unpaid distributions payable at such time.

            "LIQUIDATOR" has the meaning set forth in Section 13.2 hereof.

            "MAJORITY-IN-INTEREST OF THE COMMON LIMITED PARTNERS" means those Common Limited Partners holding in the aggregate more than fifty percent (50%) of the Percentage Interests of the Common Limited Partners, as a class. For the avoidance of doubt, in determining the Majority-In-Interest of the Common Limited Partners, with respect to the Special Limited Partner, only its Common Limited Partner Interests shall be included in the calculation.

            "NET INCOME" and "NET LOSS" means, for each Partnership Year of the Partnership or other applicable period, an amount equal to the Partnership's taxable income or loss for such period, determined in accordance with Code
Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of Net Income or Net Loss shall be added to (or subtracted from) such taxable income (or loss);

                  (b) Any expenditure of the Partnership described in Code
      Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i) not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of Net Income (or Net Loss), shall be subtracted from (or added to) such taxable income (or loss);

                  (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) or subparagraph (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

                  (d) Gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                  (e) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year or other period;

                  (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) is required pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

                  (g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any item that is specially allocated pursuant to
      Section 6.2 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.2 hereof shall be determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

            "NEW PARTNERSHIP SECURITIES" has the meaning set forth in Section 4.4(c) hereof.

            "NEW REIT SECURITIES" has the meaning set forth in Section 4.4(c) hereof.

            "NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year or other applicable period shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

            "NONRECOURSE LIABILITY" has the meaning set forth in Regulations
Section 1.752-1(a)(2).

            "NOTICE OF EXERCISE OF EXCHANGE RIGHT" means the Notice of Exercise of Exchange Right substantially in the form of Exhibit B to this Agreement.

            "OTHER PREFERRED SHARES" has the meaning set forth in Section 4.4(c) hereof.

            "OWNERSHIP LIMIT" means the applicable restriction on ownership of shares of any class or series of stock of the Special Limited Partner imposed under the Certificate of Incorporation.

            "PARTNER" means a General Partner or a Limited Partner, and "PARTNERS" means the General Partner and the Limited Partners.

            "PARTNER MINIMUM GAIN" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

            "PARTNER NONRECOURSE DEBT" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

            "PARTNER NONRECOURSE DEDUCTIONS" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

            "PARTNERSHIP" means the limited partnership formed under the Act and pursuant to the Prior Agreement, and any successor thereto.

            "PARTNERSHIP INTEREST" means an ownership interest in the Partnership and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

            "PARTNERSHIP MINIMUM GAIN" has the meaning set forth in Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

            "PARTNERSHIP RECORD DATE" means the record date established by the General Partner for the distribution of Available Cash under Section 5.1 hereof, which record date in the case of distributions to the Special Limited Partner with respect to its Partnership Interests shall be the same as the record date established by the Special Limited Partner for a distribution to its stockholders of some or all of its portion of such distribution.

            "PARTNERSHIP UNIT" means a share of the Partnership Interests of all Partners issued pursuant to Article 4 hereof. The ownership of Partnership Units may be evidenced by certificates in such form as the General Partner may adopt from time to time on behalf of the Partnership. Partnership Units shall be either General Partner Units or Limited Partner Units and, without limitation on the authority of the General Partner set forth in Article 4 hereof, the General Partner may designate, in accordance with the provisions of this Agreement, Limited Partner Units, when issued, as Common Limited Partner Units or Preferred Limited Partner Units and may designate one of more series of Common Limited Partner Units or Preferred Limited Partner Units.

            "PARTNERSHIP YEAR" means the taxable year of the Partnership for federal income tax purposes, which shall be the calendar year unless otherwise required by the Code.

            "PERCENTAGE INTEREST" means, as to each Partner as the context may require, (i) with respect to any class or series of Partnership Units held by such Partner, its interest in such class or series of Partnership Units as determined by dividing the Partnership Units of such class or series owned by such Partner by the total number of Partnership Units of such class or series then outstanding as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or (ii) its interest in the Junior Partnership Interests determined as set forth in the definition of Junior Percentage Interest.

            "PERSON" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

            "PREFERRED CONVERSION FACTOR" means 1.0; PROVIDED, that in the event that the Special Limited Partner (i) declares or pays a dividend on its outstanding Series A Preferred Shares or Other Preferred Shares in Series A Preferred Shares or Other Preferred Shares, as the case may be, or makes a distribution to all holders of its outstanding Series A Preferred Shares or Other Preferred Shares in Series A Preferred Shares or Other Preferred Shares, as the case may be, (ii) subdivides its outstanding Series A Preferred Shares or Other Preferred Shares or (iii) combines its outstanding Series A Preferred Shares or Other Preferred Shares into a smaller number of Series A Preferred Shares or Other Preferred Shares, as the case may be, the Preferred Conversion Factor with respect to Series A Preferred Shares or Other Preferred Shares, as the case may be, shall be adjusted by multiplying the Preferred Conversion Factor by a fraction, the numerator of which shall be the number of Series A Preferred Shares or Other Preferred Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Series A Preferred Shares or Other Preferred Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Preferred Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            "PREFERRED LIMITED PARTNER" means any Person named as a Preferred Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Preferred Limited Partner in the Partnership.

            "PREFERRED LIMITED PARTNER INTEREST" means a Partnership Interest issued from time to time pursuant to Section 4.4(d) of this Agreement that is designated by the General Partner at the time of its issuance as a Preferred Limited Partner Interest. In accordance with Section 4.4(d) hereof, Preferred Limited Partner Interests may be issued in series with each such series having such designations, powers, preferences and relative, participating, optional or other special rights, powers and privileges, including voting and conversion rights and rights, powers and privileges senior to the General Partner Interest and the Common Limited Partner Interests as shall be determined by the General Partner at the time of issuance subject to the requirements of

Section 4.4 hereof and set forth in a Designation Instrument. A Preferred Limited Partner Interest of a series may be expressed as a number of Partnership Units (each a "PREFERRED LIMITED PARTNER UNIT").

            "PREFERRED SHARES AMOUNT" shall mean a number of Series A Preferred Shares or Other Preferred Shares equal to the product of the number of Limited Partner Units tendered by an Exchanging Partner pursuant to Section 8.6 hereof, multiplied by the applicable Preferred Conversion Factor; PROVIDED, that in the event the Special Limited Partner issues to all holders of Series A Preferred Shares or Other Preferred Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities giving the holder the right to subscribe for or purchase Series A Preferred Shares or Other Preferred Shares, as the case may be, or any other securities or property (collectively, the "PREFERRED RIGHTS") that have been declared (i) prior to, on or after the date of a Notice of Exercise of Exchange Right, with a record date within the period starting on the date of the Notice of Exercise of Exchange Right and ending on the day preceding the Specified Exchange Date, then the Preferred Shares Amount shall also include such preferred rights that a holder of that number of such series of preferred shares would be entitled to receive and (ii) prior to, on or after a Notice of Exercise of Exchange Right, with a record date within the period starting on the date of the Notice of Exercise of Exchange Right and ending on the day preceding the Specified Exchange Date, then the General Partner shall adjust the Cash Amount in good faith to reflect the increased value of such series of preferred shares.

            "PREFERRED VALUE" means on any date with respect to a Series A Preferred Share or Other Preferred Share, the market price on such date or, if such date is not a trading day, then the market price on the immediately preceding day that is a trading day; PROVIDED, that for purposes of determining the Cash Amount with respect to Tendered Units of an Exchanging Partner, the term "PREFERRED VALUE" shall mean the average of the daily market prices for ten consecutive trading days immediately preceding the date of receipt by the Special Limited Partner of a Notice of Exercise of Exchange Right. The market price for any such trading day shall be: (i) if the Series A Preferred Shares or Other Preferred Shares are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Series A Preferred Shares or Other Preferred Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Special Limited Partner, or (iii) if the Series A Preferred Shares or Other Preferred Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Special Limited Partner, or if there shall be no bid and asked prices on such day, average of the high bid and low asked prices, as so reported on the most recent day (not more than ten days prior to the date in question) for which prices have been so reported; PROVIDED, that if there are no bid and asked prices reported during the ten days prior to the date in question, the Preferred Value of the Series A Preferred Shares or Other Preferred Shares shall be determined by the Special Limited Partner acting in good faith on the basis of such information as it considers, in its reasonable judgment, appropriate. In the event the Preferred Shares Amount includes preferred rights (as defined in the definition of Preferred Shares Amount) that a holder of Series A Preferred Shares or Other Preferred Shares would be entitled to receive, then the Preferred Value of such preferred rights shall be determined by the Special Limited Partner acting in good faith on the basis of such information as it considers, in its reasonable judgment, appropriate.

            "PRIOR AGREEMENT" has the meaning set forth in the recitals to this Agreement, which Prior Agreement is amended and restated in its entirety by this Agreement.

            "PROPERTY" shall mean any property or assets of the Partnership, including, without limitation, any Apartment Community in which the Partnership or any Property Partnership, directly or indirectly, acquires ownership of a fee or leasehold interest.

            "PROPERTY PARTNERSHIP" shall mean and include any partnership, limited liability company, joint venture or other similar arrangement in which the Partnership is or becomes a direct or indirect partner or other equity participant and that is formed for the purpose of acquiring, developing or owning a Property.

            "QUALIFIED TRANSFEREE" means an "Accredited Investor" as defined in Rule 501 promulgated under the Securities Act.

            "REGULATIONS" means the applicable federal income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "REGULATORY ALLOCATIONS" has the meaning set forth in Section 6.2(a)(8) hereof.

            "REIT" means a real estate investment trust within the meaning of the Code.

            "REIT COMMON SHARE" shall mean a share of a class of stock of the Special Limited Partner that is not entitled to priority over any other class of stock of the Special Limited Partner in the payment of dividends or with respect to rights upon the liquidation, dissolution or winding up of the Company, and that belongs to a class designated as "REIT Common Shares" by the Special Limited Partner for purposes of this Agreement. For purposes of this Agreement, shares of the Class A Common Stock, par value $.01 per share, of the Special Limited Partner shall be designated "Class A REIT Common Shares" and shares of the Class B Common Stock, par value $.01 per share, of the Special Limited Partner shall be designated "Class B REIT Common Shares."

            "REIT COMMON SHARES AMOUNT" shall mean a number of REIT Common Shares of the applicable class equal to the product of the number of Limited Partner Units tendered by an Exchanging Partner pursuant to Section 8.6 hereof, multiplied by the Common Conversion Factor; PROVIDED, that in the event the Special Limited Partner issues to all holders of such class of REIT Common Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities giving the holder the right to subscribe for or purchase REIT Common Shares or any other securities or property (collectively, the "COMMON RIGHTS") that have been declared (i) prior to, on or after the date of a Notice of Exercise of Exchange Right, with a record date within the period starting on the date of the Notice of Exercise of Exchange Right and ending on the day preceding the Specified Exchange Date then the REIT Common Shares Amount shall also include such rights that a holder of that number of shares of such class would be entitled to receive and (ii) prior to, on or after a Notice of Exercise of Exchange Right, with a record date within the period starting on the date of the Notice of Exercise of Exchange Right and ending on the day preceding the Specified Exchange Date then the General Partner shall adjust the Cash Amount in good faith to reflect the increased value of such class of REIT Common Shares.

            "REIT SHARES AMOUNT" means the REIT Common Shares Amount or the Preferred Shares Amount, as applicable.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

            "SERIES A PREFERRED SHARE" shall mean a share of __% Cumulative Redeemable Series A Preferred Stock of the Special Limited Partner.

            "SPECIAL LIMITED PARTNER" means Berkshire Income Realty, Inc., a Maryland corporation, or its successor.

            "SPECIFIED EXCHANGE DATE" means, subject to Section 8.6(c) and 8.6(d)(4) hereof and compliance with the requirements of Section 8.6(e) hereof, the tenth Business Day after receipt by the Special Limited Partner of a Notice of Exercise of Exchange Right.

            "SUBSIDIARY" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

            "SUBSTITUTED LIMITED PARTNER" means a Person who is admitted as either a Preferred Limited Partner or Common Limited Partner to the Partnership pursuant to Section 11.5 hereof.

            "TAX ITEM" means, with respect to each Partnership Year or other applicable period, each item of income, gain, loss, credit and deduction of the Partnership for purposes of the Code and the Regulations.

            "TENDERED UNITS" has the meaning set forth in Section 8.6(a) hereof.

            "TERMINATING CAPITAL TRANSACTION" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

            "TRANSACTION" has the meaning set forth in Section 11.3(b) hereof.

            "TRANSFER" means any sale, assignment, bequest, conveyance, devise, gift, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

            "TWELVE-MONTH PERIOD" means the twelve-month period ending on the day before the first anniversary of the Effective Date or on a subsequent anniversary thereof.

                                    ARTICLE 2

                             ORGANIZATIONAL MATTERS

            Section 2.1.      FORMATION; CONTINUATION.

            The Partnership is a limited partnership formed and continued pursuant to the provisions of the Act and upon the terms and conditions set forth in the Prior Agreement. The Partners hereby continue the Partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement, which amends and restates the Prior Agreement in its entirety as of the date hereof. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

            Section 2.2.      NAME.

            The name of the Partnership is Berkshire Income Realty-OP, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner.

            Section 2.3.      REGISTERED OFFICE AND AGENT; PRINCIPAL OFFICE.

            The address of the registered office of the Partnership in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is the Corporation Trust Company. The principal office of the Partnership is located at One Beacon Street, Suite 1500, Boston, Massachusetts 02108 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

            Section 2.4.      POWER OF ATTORNEY.

                  (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                        (1) execute, swear to, seal, acknowledge, deliver, file
            and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or the Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 4, 11, 12 or 13 hereof or the Capital Contribution of any Partner; (f) all documents that the General Partner deems appropriate or necessary to effect a merger or other business combination permitted under this Agreement; and (g) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                        (2) execute, swear to, seal, acknowledge and file all
            ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or the Liquidator to amend this Agreement except in accordance with Article 7 hereof or as may be otherwise expressly provided for in this Agreement.

                  (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee or the Transfer of all or any portion of a Limited Partner's or Assignee's Partnership Units and shall extend to a Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator, acting in good faith pursuant to such power of attorney, and each Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

            Section 2.5.      TERM.

            The term of the Partnership commenced on July 22, 2002, the date the original Certificate was filed in the office of the Secretary of State of Delaware in accordance with the Act, and shall continue until December 31, 2052, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 hereof or as otherwise provided by law.

                                    ARTICLE 3

                                     PURPOSE

            Section 3.1.      PURPOSE AND BUSINESS.

            The purpose and nature of the Partnership is to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act except as otherwise provided herein, including, without limitation, to engage in the following activities: (i) to conduct the business of the ownership, leasing and operation of Apartment Communities (including, without limitation, the construction, management, improvement and maintenance, and the acquisition, purchase, sale, transfer, encumbrance, conveyance, exchange and other disposition, of Apartment Communities), (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any business permitted by clause (i), (iii) to own interests in Krupp Government Income Trust, Krupp Government Income Trust II, Krupp Insured Mortgage Limited Partnership, Krupp Insured Plus Limited Partnership, Krupp Insured Plus II Limited Partnership and Krupp Insured Plus III Limited Partnership, and (iv) to do anything necessary or incidental to the foregoing.

            Section 3.2.      POWERS.

            The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interests in other entities, to enter into, perform and carry out contracts of any kind, to borrow money, to issue evidences of indebtedness and to secure such indebtedness by mortgage, trust deed, pledge, security interest or other lien or encumbrance on any Property; PROVIDED, that, notwithstanding any other provision of this Agreement, the Partnership shall not take, or refrain from taking, any action that, in the judgment of the General Partner, in its sole discretion,
(i) (A)
could cause any of the Special Limited Partner, Krupp Government Income Trust or Krupp Government Income Trust II to violate the "closely held" restrictions of
Section 856(h) of the Code, (B) could otherwise adversely affect the ability of the Special Limited Partner to qualify as a REIT or (C) could subject the Special Limited Partner to any taxes under Section 857 or Section 4981 of the Code, unless in the case of clause (i)(A) or (i)(B) the Special Limited Partner, Krupp Government Income Trust or Krupp Government Income Trust II, as applicable, has ceased to qualify as a REIT, or (ii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Special Limited Partner or its securities or the Partnership, unless such action (or inaction) described in clause (i)(C) or (ii) above shall have been specifically consented to by the Special Limited Partner in writing. In connection with the foregoing, and without limiting the Special Limited Partner's right in its sole and absolute discretion in accordance with its Certificate of Incorporation to cease qualifying as a REIT, the Partners acknowledge that the status of each of the Special Limited Partner, Krupp Government Income Trust and Krupp Government Income Trust II as a REIT and the avoidance of income and excise taxes on the Special Limited Partner inures to the benefit of all the Partners and not solely to the Special Limited Partner. Notwithstanding the foregoing, the Partners agree that the Special Limited Partner may terminate its status as a REIT under the Code at any time to the full extent permitted under its Certificate of Incorporation. The General Partner on behalf of the Partnership also shall be empowered to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code or as a "taxable mortgage pool" for purpose of Section 7701(i) of the Code.

            Section 3.3.      REPRESENTATIONS AND WARRANTIES BY THE PARTIES.

                  (a) Each Person that is an individual, as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner, as the case may be, shall represent and warrant to each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, and (ii) unless otherwise agreed to by the General Partner under such conditions as are satisfactory to it, such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e).

                  (b) Each Person that is not an individual represents and warrants to each other Partner as a condition to becoming a Limited Partner that
(i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership agreement, operating agreement, trust agreement, charter or by-laws, as the case may be, any material agreement by which such Partner or any of such Partner's properties is bound, or any statute, regulation, order or other law to which such Partner is subject, and (iii) unless otherwise agreed to by the General Partner under such conditions as are satisfactory to it, such Partner is neither a "foreign person" within the meaning of Code
Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e).

                  (c) Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances except as permitted under Article 11 hereof. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

                  (d) The representations and warranties contained in Sections 3.3(a), 3.3(b) and 3.3(c) hereof shall survive the execution and delivery of this Agreement by each Partner (and a Person's being admitted as a Substituted Limited Partner or an Additional Limited Partner pursuant to Sections 11.5, 12.2 or 12.3 hereof) and the dissolution, liquidation and termination of the Partnership.

                  (e) Each Partner hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the Special Limited Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

                                    ARTICLE 4

                              CAPITAL CONTRIBUTIONS

            Section 4.1.      CAPITAL CONTRIBUTIONS OF THE PARTNERS.

            At the time of the execution of this Agreement, the Capital Contributions of the Partners are as set forth in Exhibit A to this Agreement. To the extent the Partnership acquires in the future any property by the merger of any Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in an amendment to Exhibit A. Each Partner shall own Partnership Units in the amount set forth for such Partner in Exhibit A, as the same may be amended from time to time, and shall have a Percentage Interest in the Junior Partnership Interests or in a series of Preferred Limited Partner Interests as set forth for such Partner in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner's Percentage Interest.

            Section 4.2.      ADDITIONAL CAPITAL CONTRIBUTIONS AND LOANS
GENERALLY.

            Except as otherwise required by law, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

            Section 4.3.      LOANS BY THIRD PARTIES.

            Subject to Section 4.4 hereof, the Partnership (and any Person in which the Partnership owns a direct or indirect interest) may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) from any Person upon such terms as the General Partner or such Person in which the Partnership owns an interest, as applicable, determines appropriate.

            Section 4.4.      ADDITIONAL FUNDING AND CAPITAL CONTRIBUTIONS.

                  (a) GENERAL. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("ADDITIONAL FUNDS") for the acquisition of additional Properties or for such other purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.4. No Person shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

                  (b) ADDITIONAL LIMITED PARTNERS. The General Partner on behalf of the Partnership may raise all or any portion of the Additional Funds by accepting additional Capital Contributions from any Partners or any third party and either (A) in the case of Partners, increasing such Partner's Partnership Interest, or (B) in the case of a third party, admitting such third party as an Additional Limited Partner. Subject to the terms of this Section 4.4 and to the definition of Gross Asset Value, the General Partner shall determine in good faith the amount, terms and conditions of such additional Capital Contributions.

                  (c) ISSUANCE OF SHARES BY THE SPECIAL LIMITED PARTNER. The Special Limited Partner shall not issue (i) any additional Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or other shares of preferred stock of the Special Limited Partner ("OTHER PREFERRED SHARES") (other than Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares issued pursuant to Section 8.6 hereof or pursuant to a dividend or distribution (including any stock split) of Class A REIT Common Shares to all of the holders of Class A REIT Common Shares or of Class B REIT Common Shares to all of the holders of Class B REIT Common Shares or of Series A Preferred Shares to all holders of Series A Preferred Shares or of Other Preferred Shares to all holders of such Other Preferred Shares), (ii) any rights, options, warrants or convertible or exchangeable securities giving the holder the right to subscribe for or purchase Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares or (iii) any Debt that provides any of the rights described in clause (ii) (collectively, "NEW REIT SECURITIES") unless (A) the General Partner shall cause the Partnership to issue to the General Partner additional General Partner Units or to the Special Limited Partner additional Common

Limited Partner Interests, Preferred Limited Partner Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership, as applicable (collectively, "NEW PARTNERSHIP SECURITIES"), having designations, preferences and other rights such that the economic interests associated with such New Partnership Securities are substantially the same as those of such New REIT Securities, and (B) the Special Limited Partner or the General Partner shall make a Capital Contribution of the net proceeds from the issuance of, or the exercise of the rights contained in, such New REIT Securities, as the case may be.

                  (d) ISSUANCES OF LIMITED PARTNER INTERESTS. The General Partner is hereby authorized, without the consent of the Limited Partners, other than as provided in a Designation Instrument, to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons Common Limited Partner Interests and Preferred Limited Partner Interests. Common Limited Partner Interests and Preferred Limited Partner Interests may be issued in one or more class or series, with such designations, powers, preferences and relative, participating, optional or other special rights, powers and privileges, including voting and conversion rights and rights, powers and privileges senior to the General Partner Interest and the Common Limited Partner Interests as shall be determined by the General Partner in its sole and absolute discretion, subject to the Act and as set forth in a Designation Instrument, including, without limitation, (i) the allocations of Tax Items to each such class or series, (ii) the rights of each such class or series to share in Partnership distributions of Available Cash and (iii) the rights of each such class or series upon dissolution, liquidation, winding-up or termination of the Partnership, including, without limitation, the Liquidation Preference Amount with respect to such class or series. Notwithstanding the foregoing, no Common Limited Partner Interests or Preferred Limited Partner Interests shall be issued to the Special Limited Partner unless (A) the Common Limited Partner Interests or Preferred Limited Partner Interests are issued in connection with an issuance of common stock or preferred stock, as the case may be, of the Special Limited Partner which shares have designations, preferences and other rights such that the economic interests attributable to such shares are substantially similar to the designations, preferences and other rights of the Common Limited Partner Interests or Preferred Limited Partner Interests, as the case may be, issued to the Special Limited Partner and (B) the Special Limited Partner shall make a Capital Contribution to the Partnership in accordance with Section 4.4(c) hereof in an amount equal to the net proceeds raised in connection with the issuance of such shares of common stock or preferred stock, as the case may be, of the Special Limited Partner. Unless otherwise specified in the Designation Instrument, with respect to any class or series of Common Limited Partner Interests or Preferred Limited Partner Interests issued to the Special Limited Partner in consideration of the proceeds received by the Special Limited Partner from a concurrent offering of common stock or preferred stock, as the case may be, of the Special Limited Partner, the Special Limited Partner shall be deemed to have made (notwithstanding the actual amount of the contribution) a Capital Contribution to the Partnership in the amount of the gross proceeds of such issuance of common stock or preferred stock and the Partnership shall be deemed to have simultaneously reimbursed the Special Limited Partner pursuant to Section 7.6(b) of this Agreement for the amount of the underwriting discounts and commissions and other issuance costs incurred by the Special Limited Partner in connection with such issuance. Upon issuance of any additional class or series of Common Limited Partner Interests or Preferred Limited Partner Interests, the Designation Instrument applicable to such class or series shall constitute an amendment to this Agreement and shall become a part hereof whether or not actually attached to this Agreement.

                  (e)   PERCENTAGE INTEREST ADJUSTMENTS.

                        (1) Upon the acceptance of additional cash Capital
            Contributions pursuant to this Section 4.4, the Percentage Interests of the Partners holding Partnership Interests of the class or series being issued shall be adjusted based upon the number of Partnership Units of such class or series issued in connection with such Capital Contribution.

                        (2) Upon the acceptance of additional Capital
            Contributions pursuant to this Section 4.4 in the form of Contributed Property, the amount of the Capital Contribution shall be equal to the Gross Asset Value of the Property contributed as of the Adjustment Date, net of any liabilities assumed by the Partnership in connection with such assets or liabilities to which such Contributed Property is subject, and the Percentage Interests of the Partners holding Partnership Interests of the class or series being issued shall be adjusted based upon the number of Partnership Units of such class or series issued in connection with such Capital Contribution.

                        (3) Upon the acceptance of additional Capital
            Contributions pursuant to this Section 4.4 in the form of cash and Contributed Property, the amount of the Capital Contribution shall be equal to the sum of (A) the amount of cash contributed on the Adjustment Date and (B) the Gross Asset Value of the Property contributed as of the Adjustment Date, net of any liabilities assumed by the Partnership in connection with such assets or liabilities to which the Contributed Property is subject, and the Percentage Interests of the Partners holding Partnership Interests of the class or series being issued shall be adjusted based on the number of Partnership Units of such class or series issued in connection with such Capital Contribution.

            Section 4.5.      NO THIRD PARTY BENEFICIARY.

            No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners.

            Section 4.6.      NO INTEREST ON CAPITAL.

            No Partner shall be entitled to interest on its Capital Contribution or its Capital Account.

            Section 4.7.      REPURCHASE OF REIT STOCK.

            In the event that the Special Limited Partner shall elect to purchase from its shareholders Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares for the purpose of delivering such shares to satisfy an obligation under any dividend reinvestment program adopted by the Special Limited Partner, any redemption of the Series A Preferred Shares in accordance with their terms or any other obligation or arrangement undertaken by the Special Limited Partner in the future, the purchase price paid by the Special Limited Partner for such shares and any other expenses incurred by the Special Limited Partner in connection with such purchase shall be considered as a redemption by and expenses of the Partnership and shall be paid or reimbursed to the General Partner or the Special Limited Partner, as applicable, subject to the condition that: (i) if such Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares subsequently are to be sold by the Special Limited Partner, the Special Limited Partner shall pay to the Partnership, directly or through the General Partner, any net proceeds received by the Special Limited Partner from the sale of such shares; PROVIDED, that an exchange pursuant to Section 8.6 shall not be considered a sale for such purposes; and (ii) if the purchase is a redemption of the Series A Preferred Shares in accordance with their terms or such Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares are not re-transferred by the Special Limited Partner within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of the applicable class or series of Common Limited Partner Units or Preferred Limited Partner Units held by the Special Limited Partner (or, if applicable, General Partner Units held by the General Partner) equal to the product of (x) the number of shares of such Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares and (y) a fraction, the numerator of which is one and the denominator of which is the Common Conversion Factor or Preferred Conversion Factor, as applicable, in effect on the date of such cancellation.

                                    ARTICLE 5

                                  DISTRIBUTIONS

            Section 5.1.      REQUIREMENTS AND CHARACTERIZATION OF
DISTRIBUTIONS.

            The General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may in its discretion determine, Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the applicable Partnership Record Date with respect to such quarter in the following order of priority (PROVIDED, HOWEVER, that in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit if such Partner is entitled to receive a distribution as the holder of record of REIT Common Shares, Series A Preferred Shares or Other Preferred Shares for which such Partnership Unit has been exchanged):

                  (i) FIRST, to the Preferred Limited Partners, up to the amount required for the Partnership to pay all distributions with respect to the Preferred Limited Partner Units held by such Preferred Limited Partners due or payable in accordance with the Designation Instrument or Instruments for such Preferred Limited Partner Units through the last day of such quarter (or the last day of the quarterly period set forth in such Designation Instrument or Instruments), such distributions to be made to the Preferred Limited Partners
(x) in such order of priority and with such preferences as have been established with respect to such Preferred Limited Partner Units as set forth in the Designation Instrument or Instruments and (y) with respect to Preferred Limited Partners holding Preferred Limited Partner Interests of a particular class or series, in proportion to their respective Percentage Interests on such Partnership Record Date except as otherwise provided in this Section 5.1; and

                  (ii) THEN, to the General Partner and the Common Limited Partners in accordance with their respective Junior Percentage Interests on such Partnership Record Date except as otherwise provided in this Section 5.1.

            If a new or existing Partner acquires an additional Partnership Interest in exchange for a Capital Contribution on any date other than a Partnership Record Date, the cash distribution attributable to such additional Partnership Interest relating to the Partnership Record Date next following the issuance of such additional Partnership Interest shall be reduced in the proportion equal to one minus (i) the number of days that such additional Partnership Interest is held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date.

            Subject to the prior rights of holders of Preferred Limited Partner Units with respect to distributions of Available Cash, the General Partner in its sole discretion may distribute to the General Partner and the Common Limited Partners Available Cash (excluding amounts previously distributed to Preferred Limited Partners as provided above) in accordance with their Junior Percentage Interests on a more frequent basis and provide for an appropriate record date. Unless the Special Limited Partner agrees otherwise, the General Partner shall take such reasonable efforts, consistent with the Special Limited Partner's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the Special Limited Partner to make distributions that will
(a) satisfy the requirements for qualifying as a REIT, and (b) avoid any federal income or excise tax liability imposed by the Code. The General Partner also shall take all reasonable efforts to cause the Partnership to distribute appropriate amounts to ensure that the KRF GIT Limit does not at any time exceed 30% with respect to each of Krupp Government Income Trust and Krupp Government Income Trust II, as computed based on distributions made by the Partnership under this Article 5 or based on amounts that would be distributed under Section
13.2 if the Partnership were to be liquidated at such time.

            Notwithstanding anything to the contrary contained herein, in no event shall any Partner receive a distribution of Available Cash in respect of Junior Partnership Interests with respect to any quarter or other period until such time as the Partnership has distributed to the Preferred Limited Partners an amount sufficient to pay all distributions payable with respect to the Preferred Limited Partner Interests held by such Preferred Limited Partners in accordance with the Designation Instrument or Instruments through the last day of the most recently ended quarterly period or other applicable period set forth in each such Designation Instrument.

            Section 5.2.      DISTRIBUTIONS IN KIND.

            No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole discretion but subject to the rights of Preferred Limited Partner Interests, to make a distribution in kind to the General Partner and the Common Limited Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5 and 6 hereof.

            Section 5.3.      DISTRIBUTIONS UPON LIQUIDATION.

            Proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Partners in accordance with Section
13.2 hereof.

            Section 5.4.      RESTRICTED DISTRIBUTIONS.

            Notwithstanding any provision to the contrary contained herein, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate Section 17-607 of the Act or other applicable law.

                                    ARTICLE 6

                                   ALLOCATIONS

            Section 6.1.      ALLOCATIONS IN GENERAL.

            Except as otherwise provided in this Article 6, and subject to
Section 11.7(c) and 12.3(c) hereof, Net Income and Net Loss (or items thereof) for each Partnership Year or other applicable period will be allocated among the Partners in accordance with their respective Junior Percentage Interests.

            Section 6.2.      ADDITIONAL ALLOCATION PROVISIONS.

                  (a)   REGULATORY ALLOCATIONS.  Notwithstanding Section 6.1:

                        (1) MINIMUM GAIN CHARGEBACK. Except as otherwise
            provided in Regulations Section 1.704-2(f), if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto.

            The items to be allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.2.(a)(1) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

                        (2) PARTNER MINIMUM GAIN CHARGEBACK. Except as otherwise
            provided in Regulations Section 1.704-2(i)(4) or in Section 6.2(a)(1) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.2(a)(2) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulation Section 1.704-2(i) and shall be interpreted consistently therewith.

                        (3) NONRECOURSE DEDUCTIONS AND PARTNER NONRECOURSE
            DEDUCTIONS. Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partners in accordance with their Junior Percentage Interests. Any Partner Nonrecourse Deductions for any Partnership Year shall be allocated to the Partners who bear the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

                        (4) QUALIFIED INCOME OFFSET. If any Partner unexpectedly
            receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to the Partner in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Partner as quickly as possible; PROVIDED, that an allocation pursuant to this Section 6.2(a)(4) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.2(a)(4) were not in the Agreement. It is intended that this Section 6.2(a)(4) qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                        (5) GROSS INCOME ALLOCATION. If any Partner has a
            deficit Capital Account at the end of any Partnership Year that is in excess of the sum of

            (1) the amount (if any) such Partner is obligated to restore to the Partnership, and (2) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible to eliminate such deficit; PROVIDED, that an allocation pursuant to this Section 6.2(a)(5) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.2(a)(5) and Section 6.2(a)(4) were not in the Agreement.

                        (6) LIMITATION ON ALLOCATION OF NET LOSS. To the extent
            any allocation of Net Loss or items of Partnership loss or deduction would cause or increase an Adjusted Capital Account Deficit as to any Partner, such allocation of Net Loss or items of Partnership loss or deduction shall be allocated instead among the other Partners in accordance with their respective Partnership Interests, subject to the limitations of this Section 6.2(a)(6), or if such Net Loss or items of Partnership loss or deduction are not so allocable by reason of this Section 6.2(a)(6), to the General Partner.

                        (7) SECTION 754 ADJUSTMENT. To the extent an adjustment
            to the adjusted tax basis of any Partnership asset pursuant to Code
            Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704- 1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

                        (8) CURATIVE ALLOCATION. The allocations set forth in
            Section 6.2(a)(1), (2), (3), (4), (5), (6) and (7) hereof (the
            "Regulatory Allocations") are intended to comply with certain regulatory requirements, including the requirements of Regulations
            Section 1.704-1(b) and 1.704-2. Notwithstanding the other provisions of Article 6 (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations were not part of this Agreement.

                  (b) EXCESS NONRECOURSE LIABILITY ALLOCATION. For purposes of determining a Partner's proportional share of the "excess nonrecourse liabilities" of the

Partnership within the meaning of Regulations Section 1.752-3(a)(3), each Partner's interest in Partnership profits shall be such Partner's Junior Percentage Interest.

                  (c) PRIORITY ALLOCATION WITH RESPECT TO PREFERRED LIMITED PARTNER INTERESTS. Notwithstanding any other provision of this Agreement, after giving effect to the Regulatory Allocations, for each Partnership Year or other applicable period, items of Partnership income and gain, including, if necessary, gross income, shall be specially allocated to the Preferred Limited Partners in the amount necessary so that all amounts allocated under this
Section 6.2(c) shall equal the cumulative distributions received by the Preferred Limited Partners pursuant to Section 5.1(i) hereof for such Partnership Year or other applicable period and for all prior periods (other than any distributions that are treated as being in satisfaction of the Liquidation Preference Amount for any Preferred Limited Partner Interest). To the extent that there is insufficient gross income in any period to allocate the full amount provided by this Section 6.2(c), the available gross income will be allocated among classes or series of Preferred Limited Partner Interests in accordance with their relative distribution priorities as set forth in the applicable Designation Instruments and pro rata within each such class or series.

                  (d) GENERAL PARTNER AND SPECIAL LIMITED PARTNER GROSS INCOME ALLOCATION. There shall be specially allocated to the General Partner and to the Special Limited Partner items of Partnership income and gain during each Partnership Year or other applicable period, after giving effect to the Regulatory Allocations but before any other allocations are made hereunder, in an amount equal to the excess, if any, of the cumulative distributions made to the General Partner or the Special Limited Partner, as applicable, under Section 7.6(b) over the cumulative allocations of Partnership income and gain to the General Partner or the Special Limited Partner, as applicable, under this
Section 6.2(d).

            Section 6.3.      TAX ALLOCATIONS.

            Except as otherwise provided in this Section 6.3, for income tax purposes each Tax Item shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 and 6.2 hereof, except as otherwise required by Section 704(c) of the Code and Regulations Section 1.704-1(b)(4). The General Partner shall have the authority to elect the method to be used by the Partnership for allocating items of income, gain, deduction and loss as required by Section 704(c) of the Code, including a method that may result in a Partner receiving a disproportionately larger share of the Partnership tax depreciation deductions, and such election shall be binding on all Partners..

                                    ARTICLE 7

                MANAGEMENT AND OPERATION OF BUSINESS; AMENDMENTS

            Section 7.1.      MANAGEMENT.

                  (a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to
Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                        (1) the making of any expenditures, the lending or
            borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Special Limited Partner (so long as the Special Limited Partner qualifies as a REIT) to avoid the payment of any federal income tax and any excise tax pursuant to Section 4981 of the Code and, so long as the Special Limited Partner qualifies as a REIT, to make distributions to its stockholders sufficient to permit the Special Limited Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Property) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                        (2) the making of tax, regulatory and other filings, or
            rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                        (3) the acquisition, disposition, mortgage, pledge,
            encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by Section 7.3, 7.4 or
            7.5 hereof);

                        (4) the use of the assets of the Partnership (including,
            without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Partnership's Subsidiaries) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment and the making of capital contributions to its Subsidiaries;

                        (5)   the management, operation, leasing,
            landscaping, repair, alteration, demolition, replacement or improvement of any Property;

                        (6) the negotiation, execution, and performance of any
            contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, appraisers, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                        (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                        (8) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                        (9) the collection and receipt of revenues and income of the Partnership;

                        (10) the establishment of one or more divisions of the
            Partnership, the selection and dismissal of employees of the Partnership, any division of the Partnership or the General Partner (including, without limitation, employees designated as officers having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership, any division of the Partnership or the General Partner), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, any division of the Partnership or the General Partner and the determination of their compensation and other terms of employment or hiring;

                        (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                        (12) the formation of, or acquisition of an interest in,
            and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

                        (13) the control of any matters affecting the rights and
            obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                        (14) the undertaking of any action in connection with
            the Partnership's direct or indirect investment or interest in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                        (15) the exercise, directly or indirectly, through any
            attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset, investment or interest held by the Partnership;

                        (16) the exercise of any of the powers of the General
            Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                        (17) the exercise of any of the powers of the General
            Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;

                        (18) the making, execution and delivery of any and all
            deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

                        (19) the issuance of additional Partnership Units as
            appropriate in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof; and

                        (20) the modification, restructuring, waiver or
            enforcement of loans held by the Partnership and the granting of consents and approvals under the documents evidencing or securing such loans.

                  (b) Except as provided in Section 7.3, 7.4 or 7.5 hereof, each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                  (c) At all times from and after the Effective Date, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the Properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.

                  (d) At all times from and after the Effective Date, the General Partner may cause the Partnership to establish and maintain any and all reserves, working capital accounts and other cash or cash equivalents in such amounts as the General Partner, in its sole discretion, deems appropriate and reasonable from time to time.

                  (e) In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation (other than any obligation to the Special Limited Partner as provided in this Agreement) to, take into account the tax consequences to any Limited Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement so long as the action or inaction is taken in good faith.

            Section 7.2.      CERTIFICATE OF LIMITED PARTNERSHIP.

            To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware, the Commonwealth of Massachusetts and each other state or the District of Columbia in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(d) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware, the Commonwealth of Massachusetts, and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

            Section 7.3.      CERTAIN RESTRICTIONS ON GENERAL PARTNER'S
AUTHORITY.

                  (a) The General Partner may not take or omit to take any action in contravention of this Agreement, including, without limitation:

                        (1) take or omit to take any action that would make it
            impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

                        (2) possess Partnership property, or assign any rights
            in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

                        (3) admit a Person as a Partner, except as otherwise
            provided in this Agreement;

                        (4) take or omit to take any action that would cause the
            Partnership to be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code or as a "taxable mortgage pool" for purposes of Section 7701(i) of the Code;

                        (5) take or omit to take any action that would adversely
            affect the ability of the Special Limited Partner to qualify as a REIT unless the Special Limited Partner has ceased to qualify as a REIT;

                        (6) take or omit to take any action that could cause
            Krupp Government Income Trust or Krupp Government Income Trust II to violate the "closely held" restrictions of Section 856(h) of the Code, unless Krupp Government Income Trust or Krupp Government Income Trust II, as applicable, has ceased to qualify as a REIT ;

                        (7) perform any act that would subject a Limited Partner
            to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or

                        (8) enter into any contract, mortgage, loan or other
            agreement that prohibits or restricts, or has the effect of prohibiting or restricting, (i) the Special Limited Partner or the Partnership from satisfying its obligations under Section 8.6 in full or (ii) the ability of a Limited Partner to exercise its rights under Section 8.6 in full; except in each case with the written consent of each Limited Partner affected by the prohibition or restriction.

                  (b) Subject to Section 7.4, the General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of a Majority-In-Interest of the Common Limited Partners (including Common Limited Partner Interests held by the General Partner or the Special Limited Partner) and, if such action adversely affects any class or series of Limited Partner Interests, a majority in interest of such class or series (including Limited Partner Interests of such class or series held by the General Partner or the Special Limited Partner) (or such lower percentage of such Common Limited Partners or such class or series of Limited Partner Interests as may be specifically provided for under a provision of this Agreement or the Act).

                  (c) Notwithstanding any other provision of this Agreement, during such time as the Partnership owns any shares of beneficial interest of either Krupp Government Income Trust or Krupp Government Income Trust II, the General Partner shall take all reasonable actions, and shall not omit to take any reasonable actions, necessary or appropriate to ensure that the KRF GIT Limit does not at any time exceed 30%.

            Section 7.4.      AMENDMENTS.

                  (a) Amendments to this Agreement may be proposed by the General Partner or by a Majority-In-Interest of the Common Limited Partners. With respect to any amendment that does not permit or require the vote or consent of the Common Limited Partners under this Agreement, any such proposed amendment shall be adopted and be effective as an amendment hereto upon approval by the General Partner, and the General Partner shall provide written notice to the Partners promptly upon the effectiveness of any such amendment. With respect to any amendment for which the vote or consent of the Common Limited Partners is permitted or required hereunder, the General Partner shall submit such proposed amendment to the Common Limited Partners. The General Partner shall seek the written vote of the Common Limited Partners on such proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a vote that is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 7.4(b), 7.4(c), 7.4(d) or 7.4(e) hereof, any such proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of the Common Limited Partners.

                  (b) The General Partner shall have the power, without the Consent of any Limited Partners, to amend this Agreement (which term, for purposes of this Section 7.4(b), includes any Designation Instrument) as may be required to facilitate or implement any of the following purposes:

                        (1) to add to the obligations of the General Partner or
            surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                        (2) to reflect the admission, substitution, or
            withdrawal of Partners in accordance with this Agreement, and to amend Exhibit A to the Agreement in connection with such admission, substitution or withdrawal;

                        (3) to reflect a change that does not adversely affect
            the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions in this Agreement, or make other changes with respect to matters arising under this Agreement to more fully reflect the intent of this Agreement;

                        (4) to satisfy any requirements, conditions, or
            guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;

                        (5) to revise the definition of KRF GIT Limit in
            accordance with any change in applicable federal income tax law (including the Code, the Regulations or issuance of a published ruling by the Internal Revenue Service) that clarifies the appropriate method for determining a partner's proportionate ownership of stock owned by a partnership for purposes of Code Section 856(h);

                        (6) to reflect such changes as are reasonably necessary
            for the Special Limited Partner to maintain status as a REIT or to maintain the status of the Partnership as a partnership for federal income tax purposes;

                        (7) to modify the manner in which Capital Accounts are
            computed but only to the extent set forth in the definition of Capital Account; and

                        (8) subject to the rights set forth in the Designation
            Instrument of any outstanding class or series of Limited Partner Interests, to set forth in a Designation Instrument the designations, rights, powers, duties and preferences of holders of any class or series of Limited Partner Interests issued pursuant to
            Section 4.4(d) hereof.

            The General Partner will provide notice to the Limited Partners when any action under this Section 7.4(b) is taken.

                  (c) Notwithstanding Section 7.4(a) and 7.4(b) hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest (except as a result of the General Partner acquiring such interest), (ii) modify the limited liability of a Limited Partner, (iii) reduce any Partner's share of distributions made by the Partnership (in a manner that is not pro rata with respect to all Partnership Interests of the same class or series) or create any obligations for any Partner or otherwise impair rights of any Partner under this Agreement, other than an obligation or impairment of rights that is pro rata or uniform with other Partners holding the same class or series of Partnership Interests, (iv) alter or modify the right of a Limited Partner to exercise an Exchange Right available pursuant to Section 8.6 hereof and an applicable Designation Instrument, or amend or modify any related definitions, in each case in a manner that adversely affects such Partner, (v) cause the termination of the Partnership prior to the time set forth in Section 2.5 or 13.1 or (vi) amend this Section 7.4(c); PROVIDED, that (1) with respect to the foregoing clause
(iii), the Consent of each Preferred Limited Partner adversely affected by such amendment or action shall only be required if the applicable Designation Instrument or Instruments require such unanimous Consent and, if not so required by such Designation Instrument or Instruments, then such amendment or action shall only require the approval of such percentage of Preferred Limited Partner Interests as shall be set forth in the applicable Designation Instrument or Instruments, (2) only the Consent of Common Limited Partners shall be required under clause (v) above, and (3) with respect to clause (vi) above, the Consent of Preferred Limited Partners shall be required only if the amendment to this
Section 7.4(c) materially and adversely affects the rights, preferences and privileges of the Preferred Limited Partner Interests. Further, no amendment may alter the restrictions on the General Partner's authority set forth in this
Article 7 without the consent provided for in the relevant section of this
Article 7.

                  (d) Notwithstanding Section 7.4(a), 7.4(b) and 7.4(c) hereof, this Agreement shall not be amended without the Consent of a majority in interest of any class or series of Partnership Interests whose rights are adversely affected disproportionately with respect to the rights of any other class or series by such amendment, or whose rights, preferences and privileges are adversely altered by such amendment; PROVIDED, that the General Partner may create any additional class or series of Partnership Interests pursuant to Section 4.4(d), whether such additional class or series ranks senior to, on a parity with or junior to such class or series as to distributions or preference upon liquidation, and the creation of any such additional class or series shall not require the vote of any class or series of Partnership Interests pursuant to this Section 7.4(d), unless required by the applicable Designation Instrument or Instruments.

                  (e) Notwithstanding the foregoing provisions of this Section 7.4, during such time as the Partnership owns any shares of beneficial interest in either Krupp Government Income Trust or Krupp Government Income Trust II, (i) the provisions of this Agreement relating to the KRF GIT Limit shall not be amended other than as permitted by Section 7.4(b)(5), and (ii) the provisions of this Agreement relating to ownership of Partnership Interests and shares of the Special Limited Partner (or options to acquire either) by KRF shall not be amended, in each case without the prior written approval of the Board of Trustees of each such trust in which the Partnership owns outstanding shares at such time.

            Section 7.5.      MERGERS, ETC.

                  (a) Except in connection with a Transaction permitted under
Section 11.3(b), the General Partner shall not, without the prior Consent of the Common Limited Partners, agree to or consummate, on behalf of the Partnership, any merger, consolidation, reorganization or other business combination to which the Partnership is a party, in each case resulting in the disposition by the then Common Limited Partners and Assignees of all outstanding Common Limited Partner Interests and interests of Assignees therein in consideration for (i) cash, (ii) debt instruments or other evidences of indebtedness, (iii) other securities issued by a corporation, partnership or other entity, other than (A) the Special Limited Partner, (B) the Partnership or (C) any entity at least 80% of the total assets of which (on the basis of market value) are comprised of assets that, immediately prior to such transaction, were assets of the Partnership, or (iv) any combination of the consideration described in (i), (ii) and/or (iii) above.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, any agreement of merger or consolidation of the Partnership entered into in accordance with the provisions of this Agreement may, as provided in
Section 17-211(g) of the Delaware Revised Uniform Limited Partnership Act, (1) effect any amendment to this Agreement or (2) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation (provided, that no such amendment shall be so effected if it would, under Section 7.3, 7.4 or 7.5 hereof, require the consent of the Limited Partners or the consent of the Board of Trustees of either of Krupp Government Income Trust or Krupp Government Income Trust II (unless the requisite consent or consents shall be obtained), and no provision shall be included in any such new partnership agreement if such provision would, under Section 7.3, 7.4 or 7.5 hereof, require the consent of the Limited Partners or the consent of the Board of Trustees of either of Krupp Government Income Trust or Krupp Government

Income Trust II, if it were being incorporated in this Agreement by amendment (unless the requisite consent or consents shall be obtained)).

                  (c) The Partnership or its Subsidiaries, and the General Partner on behalf of the Partnership, may enter into and perform any and all agreements referred to in, contemplated by, or included as an exhibit (or as an exhibit to an exhibit) to, the Special Limited Partner's Registration Statement on Form S-11 (No. 333-98571) relating to the Initial Public Offering or necessary to effect the transfer of assets to the Partnership or the assignments and assumptions of debt or other obligations or liabilities by the Partnership, in each case without any further act, vote or approval of any Partner notwithstanding any other provision of this Agreement. The Partnership, and the General Partner on behalf of the Partnership, may enter into and perform any and all agreements referred to in or contemplated by any future Registration Statement filed by the Special Limited Partner with the Securities and Exchange Commission with respect to the issuance of REIT Common Shares, Series A Preferred Shares, Other Preferred Shares or any other securities of the Special Limited Partner, without any further act, vote, consent or approval of any Partner notwithstanding any other provisions of this Agreement.

                  (d) Except as provided in Section 7.4(c) or 7.4(d) hereof or in a Designation Instrument with respect to a series of Preferred Limited Partner Interests and except as otherwise required by the Act, the Preferred Limited Partners shall have no right to act, approve, consent or vote on any matter or any action (or inaction) by the General Partner pursuant to its authority under this Agreement.

            Section 7.6. REIMBURSEMENT OF THE GENERAL PARTNER; REIMBURSEMENT OF LIMITED PARTNERS.

                  (a) Except as provided in this Section 7.6 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not receive payments from the Partnership or be compensated for its services as general partner of the Partnership.

                  (b) The General Partner and the Special Limited Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its reasonable discretion, for all of their expenses including, without limitation, (i) expenses relating to the ownership of interests in and operation of, or for the benefit of, the Partnership, (ii) compensation of their officers and employees, (iii) director fees and expenses and (iv) all costs and expenses of the Special Limited Partner being a public company, including all costs and expenses incurred in connection with (A) the Initial Public Offering,
(B) filings with the Securities and Exchange Commission, (C) the listing or admission to trading of REIT Common Shares or Series A Preferred Shares or Other Preferred Shares on any securities exchange or the NASDAQ National Market System and (D) reports and other distributions to its stockholders; PROVIDED, that the amount of any reimbursement to the General Partner shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted pursuant to Section 7.7 hereof. Such reimbursements shall be in addition to any reimbursement of the General Partner and the Special Limited Partner as a result of indemnification pursuant to Section 7.9 hereof.

            Section 7.7. OUTSIDE ACTIVITIES OF THE GENERAL PARTNER AND THE SPECIAL LIMITED PARTNER.

            The General Partner and the Special Limited Partner shall not directly or indirectly enter into or conduct any business, other than in connection with the ownership, acquisition and disposition of Partnership Interests and, in the case of the General Partner, the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner and the Special Limited Partner shall not incur any debts other than, in the case of the General Partner, debts for which it may be liable in its capacity as general partner of the Partnership and, in the case of both the General Partner and the Special Limited Partner, guarantees of indebtedness of the Partnership or its Subsidiaries or debt as to which the Partnership or its Subsidiaries are also liable. The General Partner and the Special Limited Partner shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than (i) their Partnership Interests as General Partner or Special Limited Partner, (ii) the ownership of the limited liability company interests in the General Partner by the Special Limited Partner, and (iii) such cash and cash equivalents, bank accounts or similar instruments or accounts as it deems reasonably necessary, taking into account Section 7.1(d) hereof and the requirements necessary for the Special Limited Partner to qualify as a REIT and to carry out its responsibilities contemplated under this Agreement and the Certificate of Incorporation. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

            Section 7.8.      CONTRACTS WITH AFFILIATES.

                  (a) The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                  (b) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole discretion, believes are advisable.

                  (c) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

                  (d) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole discretion, believes are advisable.

                  (e) In addition to agreements and transactions otherwise permitted under this Agreement, the Partnership may enter into an agreement or transaction with any Affiliate of the Partnership or the General Partner, or any of the KRF Persons or their Affiliates, on terms that are determined by the General Partner in good faith to be fair and reasonable and are not otherwise prohibited under this Agreement.

            Section 7.9.      INDEMNIFICATION.

                  (a) To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership ("ACTIONS") in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; PROVIDED, that the Partnership shall not indemnify an Indemnitee (i) for willful misconduct or a knowing violation of the law, or (ii) for any transaction for which such Indemnitee received an improper personal benefit in violation or breach of any provision of this Agreement. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness that the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.9 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.9(a) that the Partnership indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.9(a). The termination of any proceeding by conviction of an Indemnitee or upon a plea of NOLO CONTENDERE or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.9(a) with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.9 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.9.

                  (b) To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.9(a) has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                  (c) The indemnification provided by this Section 7.9 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

                  (d) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                  (e) Any liabilities that an Indemnitee incurs as a result of acting on behalf of the Partnership, the Special Limited Partner or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this
Section 7.9, unless such liabilities arise as a result of (i) such Indemnitee's intentional misconduct or knowing violation of the law, or (ii) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law.

                  (f) In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                  (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.9 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                  (h) The provisions of this Section 7.9 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.9 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.9 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

            Section 7.10.     LIABILITY OF THE GENERAL PARTNER.

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, neither the General Partner nor any of its officers or directors shall be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner or such officer or director acted in such cases in good faith.

                  (b) Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the General Partner). The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

                  (c) Any amendment, modification or repeal of this Section 7.10 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability, and the liability of its officers and directors, to the Partnership and the Limited Partners under this Section 7.10 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  (d) To the extent that, at law or in equity, a Limited Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Partners, the Limited Partner shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Limited Partner otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Limited Partner.

                  (e) Whenever in this Agreement the General Partner or the Special Limited Partner is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, the General Partner or the Special Limited Partner shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership or the Limited Partners, or (ii) in its "good faith" or under another express standard, the General Partner or the Special Limited Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

                  (f) The General Partner acknowledges that it owes fiduciary duties to the Limited Partners (subject to the express provisions of this Agreement), that the Special Limited Partner (an Affiliate of the General Partner) owes fiduciary duties to its shareholders and that reasonable efforts shall be used to discharge such duties to each of such constituencies; PROVIDED, HOWEVER, that in the event of a conflict between the interests of the shareholders of the Special Limited Partner and the interests of the Limited Partners, the Limited Partners agree that the General Partner shall discharge its fiduciary duties to the Limited Partners by acting in the best interests of the Special Limited Partner's shareholders. The Limited Partners further agree that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) except as otherwise provided herein with respect to the Special Limited Partner in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred or benefits not derived by Limited Partners in connection with such decisions, so long as the General Partner has acted in good faith.

            Section 7.11.     OTHER MATTERS CONCERNING THE GENERAL PARTNER.

                  (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                  (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                  (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the General Partner hereunder.

                  (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to prevent a violation of the "closely held" restrictions of Section 856(h) of the Code by Krupp Government Income Trust or Krupp Government Income Trust II, unless Krupp Government Income Trust or Krupp Government Income Trust II, as applicable, has ceased to qualify as a REIT, (ii) to protect the ability of the Special Limited Partner to qualify as a REIT, unless the Special Limited Partner has ceased to qualify as a REIT or (iii) to avoid the Special Limited Partner incurring any taxes under Section 857 or
Section 4981 of the Code unless such action or omission shall have been specifically consented to by the Special Limited Partner in writing, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

            Section 7.12.     TITLE TO PARTNERSHIP ASSETS.

            Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership or one or more nominees, as the General Partner may determine. Any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

            Section 7.13.     RELIANCE BY THIRD PARTIES.

            Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                    ARTICLE 8

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

            Section 8.1.      LIMITATION OF LIABILITY.

            The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.4 hereof, or under the Act.

            Section 8.2.      MANAGEMENT OF BUSINESS.

            No Limited Partner or Assignee shall take part in the operation, management or control of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner or any officer, director, employee, agent, representative, or trustee of the General Partner, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

            Section 8.3.      OUTSIDE ACTIVITIES OF LIMITED PARTNERS.

            Subject to any agreements entered into pursuant to Section 7.8(d) or 7.8(e) hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Special Limited Partner, the Partnership or a Subsidiary of the Partnership, any Limited Partner, other than the Special Limited Partner, and any officer, director, employee, agent, trustee, Affiliate, shareholder, member or partner of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee, other than the Special Limited Partner. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement, subject to
Section 7.8(d) or 7.8(e) hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General Partner, the Special Limited Partner, the Partnership or a Subsidiary of the Partnership, to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

            Section 8.4.      RETURN OF CAPITAL.

            Except as provided in a Designation Instrument, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided in Article 5, Article 6 or Section 13.2 hereof or otherwise expressly provided in this Agreement (including pursuant to a Designation Instrument), no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Preferred Limited Partner Units of a series shall be redeemed only in accordance with a Designation Instrument relating thereto and, in the case of the Preferred Limited Partner Units held by the Special Limited Partner, in accordance with Section 4.7 of this Agreement.

            Section 8.5.      RIGHTS OF LIMITED PARTNERS RELATING TO THE
PARTNERSHIP.

            In addition to other rights provided by this Agreement or by the Act, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a Limited Partner in the Partnership, upon written demand:

                  (a) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the Special Limited Partner pursuant to the Securities Exchange Act of 1934, as amended;

                  (b) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (c) to obtain a current list of the name and last known business, residence or mailing address of each Partner; and

                  (d) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed.

            Section 8.6.      EXCHANGE RIGHTS.

                  (a) Each Limited Partner, other than the Special Limited Partner and the KRF Persons, shall have the right (subject to the terms and conditions set forth herein and to the provisions of the applicable Designation Instrument and any agreement between the Partnership and such Limited Partner with respect to the Partnership Units held by it, the "EXCHANGE RIGHT") to require the Partnership to acquire all or a portion of the Limited Partner Units held by such Limited Partner (such Limited Partner Units being hereafter "TENDERED UNITS"), in exchange for the Cash Amount to be paid by the Partnership provided that such Partnership Units have been outstanding for at least one year. Any Exchange Right shall be exercised pursuant to a Notice of Exercise of Exchange Right delivered to the Partnership (with a copy to the Special Limited Partner) by the Limited Partner who is exercising its rights hereunder (the "EXCHANGING PARTNER").

                  (b) Notwithstanding the provisions of Section 8.6(a), a Limited Partner that exercises the Exchange Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Exercise of Exchange Right to the Special Limited Partner, and the Special Limited Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Exchanging Partner either the Cash Amount or the REIT Shares Amount, as elected by the Special Limited Partner (in its sole and absolute discretion), on the Specified Exchange Date, whereupon the Special Limited Partner shall acquire the Partnership Units offered for exchange by the Exchanging Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the Special Limited Partner shall elect to exercise its right to purchase Partnership Units under this
Section 8.6(b) with respect to a Notice of Exercise of Exchange Right, it shall, subject to Section 8.6(d)(4) hereof, so notify the Exchanging Partner within five Business Days after the receipt by the Special Limited Partner of such Notice of Exercise of Exchange Right. Unless the

Special Limited Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Exchanging Partner pursuant to this
Section 8.6(b), the Special Limited Partner shall have no obligation to the Exchanging Partner or the Partnership with respect to the Exchanging Partner's exercise of the Exchange Right. In the event the Special Limited Partner shall exercise its right to purchase Partnership Units with respect to the exercise of an Exchange Right in the manner described in the first sentence of this Section 8.6(b), the Partnership shall have no obligation to pay any amount to the Exchanging Partner with respect to such Exchanging Partner's exercise of such Exchange Right, and each of the Exchanging Partner, the Partnership and the Special Limited Partner, as the case may be, shall treat the transaction between the Special Limited Partner and the Exchanging Partner for federal income tax purposes as a sale of the Exchanging Partner's Partnership Units to the Special Limited Partner. Each Exchanging Partner agrees to execute such documents as the Special Limited Partner may reasonably require in connection with the issuance of REIT Common Shares, Series A Preferred Shares or Other Preferred Shares, as applicable, upon exercise of the Exchange Right. The REIT Shares Amount receivable hereunder shall be delivered as duly authorized, validly issued, fully paid and nonassessable REIT Common Shares, Series A Preferred Shares or Other Preferred Shares, as applicable, and, if applicable, common rights (as defined in the definition of REIT Common Shares Amount) or preferred rights (as defined in the definition of Preferred Shares Amount), free of any pledge, lien, encumbrance or restriction, other than those provided in the Certificate of Incorporation, the Bylaws of the Special Limited Partner, the Securities Act and relevant state securities or blue sky laws. Notwithstanding any delay in such delivery, the Exchanging Partner shall be deemed the owner of the REIT Common Shares, Series A Preferred Shares or Other Preferred Shares, as applicable, issued to it hereunder and the rights associated therewith for all purposes, including, without limitation, rights to vote, consent, receive dividends and to exercise rights, as of the Specified Exchange Date. In addition, the Exchanging Partner may be granted registration rights with respect to such REIT Common Shares, Series A Preferred Shares or Other Preferred Shares, as applicable, by the Special Limited Partner to the extent deemed reasonable and appropriate by the Special Limited Partner in its sole discretion.

                  (c) Any Cash Amount to be paid to an Exchanging Partner pursuant to this Section 8.6 shall be paid on the Specified Exchange Date; provided, however, that the Special Limited Partner may elect to cause the Specified Exchange Date to be delayed for up to an additional 180 days to the extent required for the Special Limited Partner to cause additional shares to be issued to provide financing to be used to make such payment of the Cash Amount. Notwithstanding the foregoing, the Special Limited Partner agrees to use its best efforts to cause the closing of the acquisition of exchanged Partnership Units hereunder to occur as quickly as reasonably possible.

                  (d) Notwithstanding anything herein to the contrary, with respect to any exchange pursuant to this Section 8.6:

                        (1) All Limited Partner Units acquired by the Special
            Limited Partner pursuant to such exchange shall automatically, and without further action required, be converted into and deemed to be Limited Partner Interests comprised of the same number of Limited Partner Units of the same class or series.

                        (2) Subject to the Ownership Limit, no Limited Partner
            may exercise an Exchange Right for less than _______ Limited Partner Units or, if such Limited Partner holds less than _______ Limited Partner Units, all of the Limited Partner Units held by such Limited Partner.

                        (3) Each Limited Partner (a) may exercise an Exchange
            Right only once in each Twelve-Month Period, and (b) may not exercise an Exchange Right during the period after the Partnership Record Date with respect to a distribution and before the record date established by the Special Limited Partner for a distribution to its stockholders of some or all of its portion of such distribution.

                        (4) The consummation of an exchange pursuant to this
            Section 8.6 shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                        (5) Each Exchanging Partner shall continue to own all
            Limited Partner Units subject to any exchange pursuant to this
            Section 8.6, and be treated as a Limited Partner with respect to such Limited Partner Units for all purposes of this Agreement, until such Limited Partner Units are transferred to the Partnership or to the Special Limited Partner and paid for on the Specified Exchange Date. Until a Specified Exchange Date, the Exchanging Partner shall have no rights as a stockholder of the Special Limited Partner with respect to any REIT Common Shares, Series A Preferred Shares or Other Preferred Shares to be received in such exchange.

                        (6) The Assignee of any Limited Partner may exercise the
            rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount or the REIT Shares Amount, as applicable, shall be paid by the Partnership or the Special Limited Partner directly to such Assignee and not to such Limited Partner.

                  (e) In connection with an exercise of its rights pursuant to this Section 8.6, each Exchanging Partner shall submit the following, in addition to the Notice of Exercise of Exchange Right:

                        (1) An affidavit, dated the same date as the Notice of
            Exercise of Exchange Right, disclosing the Beneficial Ownership by such Partner of REIT Common Shares, Series A Preferred Shares and any Other Preferred Shares, and a representation in writing that neither such Partner, nor any Person whose Beneficial Ownership of REIT Common Shares, Series A Preferred Shares or any Other Preferred Shares is or could be treated as shares Beneficially Owned by such Partner, has any intention as of such date of acquiring or otherwise

            Beneficially Owning additional REIT Common Shares, Series A Preferred Shares or any Other Preferred Shares, between the date of the Notice of Exercise of Exchange Right and the Specified Exchange Date.

                        (2) On the Specified Exchange Date, the Exchanging
            Partner shall certify (i) that the Beneficial Ownership of REIT Common Shares, Series A Preferred Shares and any Other Preferred Shares by such Partner remains unchanged from the affidavit described above in (1) or (ii), if such ownership has changed, the Exchanging Partner shall certify that it will not and will not be deemed to own REIT Common Shares, Series A Preferred Shares or any Other Preferred Shares of the Special Limited Partner in violation of the Ownership Limit, (ii) that all Tendered Units shall be delivered to the Special Limited Partner free and clear of all liens and, notwithstanding anything herein contained to the contrary, the Special Limited Partner shall not be under any obligation to acquire Tendered Units that are or may be subject to any liens, and (iii) that in the event any state or local property transfer tax is payable as a result of the transfer of its Tendered Units, such Partner shall assume and pay such transfer tax.

                  (f) Notwithstanding any other provision of this Agreement, the General Partner shall place appropriate restrictions on the ability of the Limited Partners to exercise their Exchange Right as and if deemed necessary to ensure that the Partnership does not constitute a "publicly traded partnership" under Section 7704 of the Code.

                                    ARTICLE 9

                    BOOKS, RECORDS, ACCOUNTING AND REPORTS

            Section 9.1.      RECORDS AND ACCOUNTING.

            The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5 or 9.2 hereof. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate.

            Section 9.2.      REPORTS.

                  (a) As soon as practicable, but in no event later than 90 days after the close of the last fiscal quarter of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner, an annual report containing financial statements of the Partnership for the Partnership Year, or of the Special Limited Partner if such statements are prepared solely on a consolidated basis with the Special Limited Partner, for the twelve month period ending December 31, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

                  (b) As soon as practicable, but in no event later than 45 days after the close of each fiscal quarter (except the last fiscal quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Special Limited Partner if such statements are prepared solely on a consolidated basis with the Special Limited Partner, and such other information as may be required by applicable law or regulation or as the General Partner determines to be appropriate.

                                   ARTICLE 10

                                   TAX MATTERS

            Section 10.1.     PREPARATION OF TAX RETURNS; TAX ACCOUNTING.

            The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal, state and local income tax purposes and shall use all reasonable efforts to furnish, on or before March 15 of each year (for so long as the Partnership Year is the calendar year) the tax information, reasonably required by Limited Partners for federal, state and local income tax reporting purposes

            Section 10.2.     TAX ELECTIONS.

            The General Partner shall, in its sole discretion, determine whether to make any election pursuant to the Code or any applicable state or local tax law and the General Partner shall have the right to seek to revoke any such election upon the General Partner's determination in its sole discretion that such revocation is in the best interests of the Partners.

            Section 10.3.     TAX MATTERS PARTNER.

            The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.6 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. At the request of any Limited Partner, the General Partner agrees to consult with such Limited Partner with respect to the preparation and filing of any returns, including, without limitation, any subsequent audit or litigation with respect to such return; PROVIDED, that the filing of such returns shall be in the sole discretion of the General Partner.


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

            Section 10.4.     WITHHOLDING.

            Each Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement, including without limitation any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Partner shall constitute a loan by the Partnership to such Partner, which loan shall be repaid by such Partner within 15 days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Partner or (ii) the General Partner determines that such payment may be satisfied out of the available funds of the Partnership that would, but for such payment, be distributed to the Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Partner pursuant to Article 5 hereof. If a Limited Partner (a "Defaulting Limited Partner") fails to pay any amount owed to the Partnership with respect to the Partnership loan within such 15 days after notice, the General Partner, in its sole and absolute discretion, may elect to make the payment to the Partnership on behalf of such Defaulting Limited Partner. In such event, on the date of payment, the General Partner shall be deemed to have extended a loan (a "General Partner Loan") to the Defaulting Limited Partner in the amount of the payment made by the General Partner and shall succeed to all rights and remedies of the Partnership against the Defaulting Limited Partner as to that amount. Without limitation, the General Partner shall have the right to receive any distributions that otherwise would be made by the Partnership to the Defaulting Limited Partner until such time as the General Partner Loan has been paid in full, and any such distributions so received by the General Partner shall be treated as having been received by the Defaulting Limited Partner and immediately paid to the General Partner.

                                   ARTICLE 11

              TRANSFERS AND WITHDRAWALS; REMOVAL OF GENERAL PARTNER

            Section 11.1.     TRANSFER.

            No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void. The term "TRANSFER" when used in this Article 11 does not include any exchange of Limited Partner Units made pursuant to the applicable Designation Instrument and Section 8.6 hereof.

            Section 11.2.     TRANSFER OF GENERAL PARTNER'S INTEREST.

                  (a) The General Partner may not transfer any of its General Partner Interest or withdraw as General Partner except in connection with a redemption pursuant to Section 4.7 or as provided in Section 11.2(b) or 11.2(c) hereof and, in the event the Special Limited Partner acquires any General Partner Interests, except as provided in Section 11.3.

                  (b) The General Partner may assign all or any part of its General Partner Interest to the Special Limited Partner or a direct or indirect Subsidiary of the Special Limited Partner.

                  (c) The General Partner may pledge its General Partner Interest in connection with any borrowing of the Partnership that is guaranteed by or otherwise recourse to the General Partner, and any Transfer of the General Partner Interest (or of such rights) pursuant or subsequent to, or in lieu of, the exercise of rights or remedies in connection with such pledge shall be permitted hereunder.

            Section 11.3.     SPECIAL LIMITED PARTNER'S RIGHTS TO TRANSFER.

                  (a) The Special Limited Partner may not transfer any of its Partnership Interests or withdraw as Special Limited Partner except in connection with a redemption pursuant to Section 4.7 or a transaction permitted under Section 11.3(b), 11.3(c) or 11.3(d).

                  (b) Except as otherwise provided in Section 11.3(c) or 11.3(d), the Special Limited Partner shall not engage in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding Class A REIT Common Shares, Class B REIT Common Shares, Series A Preferred Shares or Other Preferred Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of Common Conversion Factor or the definition of Preferred Conversion Factor) ("TRANSACTION"), unless the Transaction also includes a merger of the Partnership or sale of substantially all of the assets of the Partnership and as a result of which (i) all Limited Partners other than KRF and the Special Limited Partner will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Common Conversion Factor or Preferred Conversion Factor, as applicable, and the greatest amount of cash, securities or other property paid to a holder of one Class A REIT Common Share, Class B REIT Common Share, Series A Preferred Share or Other Preferred Share, as applicable, in consideration of one such share at any time during the period from and after the date on which the Transaction is consummated and (ii) KRF will receive an amount of cash, securities or other property (as applicable based upon the type of consideration and the proportions thereof paid to holders of shares of the Special Limited Partner in the Transaction) equal to the fair market value of the Partnership Units held by KRF at such time as determined in good faith by the General Partner by reference to the values paid for shares of the Special Limited Partner.

                  (c) Notwithstanding anything to the contrary contained in
Section 11.3(b), the Special Limited Partner may merge with another entity if immediately after such merger substantially all of the assets of the surviving entity other than Partnership Units held by the Special Limited Partner (whether such Partnership Units constitute the General Partner Interest or a Limited Partner Interest), are contributed to the Partnership as a Capital Contribution in exchange for Common Limited Partner Units having a fair market value, as reasonably determined by the General Partner, equal to the fair market value of the assets so contributed to the Partnership.

                  (d) Notwithstanding Sections 11.3(a) and 11.3(b), the Special Limited Partner may pledge its Partnership Interest in connection with any borrowing of the Partnership that is guaranteed by or otherwise recourse to the Special Limited Partner, and any Transfer of such Partnership Interest (or of such rights) pursuant or subsequent to, or in lieu of, the exercise of rights or remedies in connection with such pledge shall be permitted hereunder.

            Section 11.4.     OTHER LIMITED PARTNERS' RIGHTS TO TRANSFER.

                  (a) No Limited Partner shall have the right to transfer all or any portion of its Limited Partner Interest to any Person, subject to the provisions of Section 11.7 hereof without the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. Any purported Transfer of a Limited Partner Interest by a Limited Partner in violation of this Section 11.4(a) shall be void AB INITIO and shall not be given effect for any purpose by the Partnership. Notwithstanding the foregoing, without the consent of the General Partner, a Limited Partner shall have the right to transfer all or any portion of its economic rights as a Limited Partner. The provisions of this Section 11.4 shall not apply to any Transfer of the Partnership Interests of the Special Limited Partner, which shall be governed by the provisions of Section 11.3. It is a condition to any Transfer otherwise permitted hereunder that the transferee shall be a Qualified Transferee and shall assume by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Limited Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Limited Partner of its obligations under this Agreement without the approval of the General Partner, in its sole discretion. Any transferee shall take subject to the obligations of the transferor hereunder, but such transferee shall not be liable for the obligations of the transferor under Section 17-607 of the Act. Until admitted as a Substituted Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.6 hereof.

                  (b) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservatory or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners of the same class or series, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                  (c) In connection with any Transfer, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interests transferred. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership

Units, the General Partner may prohibit any Transfer otherwise permitted under this Section 11.4 by a Limited Partner of Partnership Interests.

                  (d) No Transfer by a Limited Partner of its Partnership Interests (including any exchange pursuant to Section 8.6, any other acquisition of Partnership Units by the General Partner or the Special Limited Partner or any acquisition of Partnership Units by the Partnership) may be made to any Person if in the reasonable judgment of the General Partner, (i) it would result in the Partnership being taxable as a corporation or (ii) such Transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.

                  (e) Notwithstanding the foregoing provisions of this Section 11.4, a Limited Partner may pledge or hypothecate its Limited Partner Interests, or any of such Limited Partner's rights as a Limited Partner, or grant, sell or purchase an option or grant a security interest with respect to its Limited Partner Interests, or any of such Limited Partner's rights as a Limited Partner, in connection with any borrowing of the Partnership that is guaranteed by or otherwise recourse to such Limited Partner, [or as security for a borrowing from a bank, insurance company or other commercial lending institution,] and any Transfer of such Limited Partner Interests (or of such rights) pursuant or subsequent to, or in lieu of, the exercise of rights or remedies in connection with such pledge, option or grant shall be permitted hereunder.

                  (f) Notwithstanding the other provisions of this Article 11, during such time as the Partnership owns any shares of beneficial interest of Krupp Government Income Trust or Krupp Government Income Trust II, no transfer by a Limited Partner of its Partnership Units or grant by a Limited Partner of an option to acquire its Partnership Units may be made (i) to any Person other than the Special Limited Partner or a KRF Person to the extent that as a result of such grant or transfer the KRF GIT Limit would equal or exceed 4.9% when applied in respect of Beneficial Ownership by such transferee or grantee (determined by substituting the name of such proposed transferee or grantee in place of "KRF" each place where "KRF" appears in clause (a) of the definition of "KRF GIT Limit" and including distributions and allocations made in respect of all Partnership Units that would be Beneficially Owned by such transferee or grantee); PROVIDED, THAT the General Partner may waive the 4.9% limitation of this clause (i) to the extent that it reasonably determines based upon evidence satisfactory to it that permitting a grant or acquisition in excess of such limitation would not cause either Krupp Government Income Trust or Krupp Government Income Trust II to violate Code Section 856(h), (ii) to any Person, other than KRF, who owns shares of any class or series of stock of the Special Limited Partner or (iii) to any KRF Person, if such transfer would cause the KRF Persons to Beneficially Own Partnership Units in excess of those acquired by KRF on the Effective Date. In addition to the other restrictions contained in this
Article 11, during such time as the Partnership owns any shares of beneficial interest of Krupp Government Income Trust or Krupp Government Income Trust II, a transfer by KRF of any of its Partnership Units or the grant by KRF of an option to any Person to acquire any of its Partnership Units may only be made if (i) such transfer or grant will not result in (a) a decrease in the number of individuals that are treated as Beneficially Owning shares of Krupp Government Income Trust or Krupp Government Income Trust II or (b) an increase in the percentage of shares of Krupp Government Income Trust or Krupp Government Income Trust II Beneficially Owned by any Person (taking into account the substitution of the transferee or grantee with respect to Partnership Units previously owned by KRF) and (ii) the transferee or grantee provides representations and covenants satisfactory in the sole discretion of the General Partner with respect to its Beneficial Ownership of such shares, shares of the Special Limited Partner and Partnership Units.

            Section 11.5.     SUBSTITUTED LIMITED PARTNERS.

                  (a) No Limited Partner shall have the right to substitute a transferee as a Limited Partner in its place. The General Partner shall, however, have the right to consent to the admission of a transferee of the Partnership Interest of a Limited Partner pursuant to this Section 11.5 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such Partnership Interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. Upon consent of the General Partner to such Transfer, upon satisfaction of the conditions provided under Section 3.4 and Section 11.4 hereof and upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as a Substituted Limited Partner, the General Partner shall promptly admit such transferee of the interest of a Limited Partner as a Substituted Limited Partner.

                  (b) A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                  (c) Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Limited Partner Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

                  (d) Any transferee by way of an exercise of the rights and remedies, or a Transfer in lieu of such exercise, in connection with the pledge of a General Partner Interest pursuant to Section 11.2(c) or any Partnership Interests of the Special Limited Partner pursuant to Section 11.3 shall have the right, at the election of such transferee, to be admitted as a substituted General Partner or Special Limited Partner, as the case may be. Any transferee by way of an exercise of the rights and remedies, or a Transfer in lieu of such exercise, in connection with the pledge, option or grant of a security interest with respect to a Limited Partner Interest pursuant to Section 11.4(e) shall have the right, at the election of such transferee, to be admitted as a substituted Limited Partner.

            Section 11.6.     ASSIGNEES.

            Until such time as a transferee has been admitted as a Substituted Limited Partner pursuant to Section 11.5 hereof, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Partnership and the share of Net Income, Net Losses, and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Limited Partner Units assigned to such transferee, but shall not be deemed to be a holder of Limited Partner Units for any other purpose under this Agreement, and shall not be entitled to vote such Limited Partner Units in any matter presented to the Limited Partners of the same class or series for a vote (such Limited Partner Units being deemed to have been voted on such matter in the same proportion as all other Limited Partner Units held by Limited Partners of the same class or series are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Limited Partner Units.

            Section 11.7.     GENERAL PROVISIONS.

                  (a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Limited Partner Units in accordance with this Article 11 or pursuant to an exchange of all of its Limited Partner Units under Section 8.6 hereof.

                  (b) Any Limited Partner who shall Transfer all of his Limited Partner Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Limited Partner Units as Substituted Limited Partners. Similarly, (i) any Limited Partner who shall transfer all of its Limited Partner Units pursuant to an exchange of all of its Limited Partner Units under Section 8.6 hereof shall cease to be a Limited Partner and (ii) any Preferred Limited Partner whose Preferred Limited Partner Units of a series are redeemed in full or paid in full upon the stated maturity thereof, in each case, in accordance with the Designation Instrument applicable to such series of Partnership Units, shall cease to be a Preferred Limited Partner insofar as such series is concerned.

                  (c) If any Partnership Unit is Transferred during any quarterly segment of the Partnership Year in compliance with the provisions of this Article 11, or is subject to an exchange pursuant to Section 8.6 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Exchanging Partner, as the case may be, and, other than in the case of a transfer to the Partnership, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the method determined thereunder by the General Partner in its reasonable discretion. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment or exchange shall be made to the transferor Partner or the Exchanging Partner, as the case may be, and, other than in the case of a transfer to the Partnership, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

                  (d) In addition to any other restriction on transfer herein contained, in no event may any transfer or assignment of a Partnership Interest by any Partner (including any exchange or any other acquisition of Partnership Units by the General Partner or the Special Limited Partner) be made (i) to any Person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if such transfer would cause the Special Limited Partner to cease to comply with the requirements for REIT status under the Code or would cause Krupp Government Income Trust or Krupp Government Income Trust II to violate the "closely held" restrictions of Section 856(h) of the Code, unless the Special Limited Partner, Krupp Government Income Trust or Krupp Government Income Trust II, as applicable, has ceased to qualify as a REIT; (v) if such transfer would, in the reasonable judgment of the General Partner, cause the Partnership to be classified as a corporation for Federal income tax purposes; (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (ix) if such transfer requires the Partnership to become a reporting company under the Securities Exchange Act of 1934; or (x) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended.

                                   ARTICLE 12

                              ADMISSION OF PARTNERS

            Section 12.1.     ADMISSION OF SUCCESSOR GENERAL PARTNER.

            A successor to all of the General Partner Interests (a) pursuant to
Section 11.2(b) hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such Transfer, and (b) pursuant to Section 11.2(c) hereof shall be admitted to the Partnership as a successor General Partner in accordance with the provisions of Section 11.5(d). Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

            Section 12.2. ADMISSION OF SUCCESSOR SPECIAL LIMITED PARTNER. A successor to all of the Partnership Interests of the Special Limited Partner (a) pursuant to Section 11.3(b) or 11.3(c) hereof who is proposed to be admitted as a successor Special Limited Partner shall be admitted to the Partnership as the Special Limited Partner, effective immediately prior to such Transfer, and (b) pursuant to Section 11.3(d) hereof shall be admitted to the Partnership as a successor Special Limited Partner in accordance with the provisions of Section 11.5(d). In each case, the admission shall be subject to the successor Special Limited Partner executing and


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

delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

            Section 12.3.     ADMISSION OF ADDITIONAL LIMITED PARTNERS.

                  (a) A Person who makes a Capital Contribution to the Partnership on or after the date hereof in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner by the General Partner, without the consent of any other Partner, only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                  (b) Notwithstanding anything to the contrary in this Section 12.3, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion. In addition, during such time as the Partnership owns any shares of beneficial interest of Krupp Government Income Trust or Krupp Government Income Trust II, no grant of an option to acquire Limited Partner Units or issuance of Limited Partner Units may be made (i) to any Person other than the Special Limited Partner or a KRF Person to the extent that as a result of such grant or issuance the KRF GIT Limit would equal or exceed 4.9% when applied in respect of Beneficial Ownership by the grantee or proposed Limited Partner (determined by substituting the name of such proposed Limited Partner or grantee in place of "KRF" each place where "KRF" appears in clause (a) of the definition of "KRF GIT Limit" and including distributions and allocations made in respect of all Partnership Units that would be Beneficially Owned by such Limited Partner or grantee); PROVIDED, THAT the General Partner may waive the 4.9% limitation of this clause (i) to the extent that it reasonably determines based upon evidence satisfactory to it that permitting a grant or issuance in excess of such limitation would not cause either Krupp Government Income Trust or Krupp Government Income Trust II to violate Code
Section 856(h), (ii) to any Person, other than KRF, who owns shares of any class or series of stock of the Special Limited Partner or (iii) to any KRF Person, if such issuance or grant would cause the KRF Persons to Beneficially Own Partnership Units in excess of those acquired by KRF on the Effective Date. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                  (c) If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with
Section 706(d) of the Code, using the method determined thereunder by the General Partner in its reasonable discretion. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

            Section 12.4. AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP.

            For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.

            Section 12.5.     LIMIT ON NUMBER OF PARTNERS.

            No Person shall be admitted to the Partnership as an additional Partner if the effect of such admission would be to cause the Partnership to have more than 100 Partners for purposes of Section 1.7704-1(h) of the Regulations, including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, subchapter S corporation or a grantor trust unless after giving effect to such acquisition of Partnership Interests less than 65% of the value of each beneficial ownership interest in such entity is attributable to Partnership Interests, or if the effect of such admission would be to cause the Partnership to become a reporting company under the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 13

                    DISSOLUTION, LIQUIDATION AND TERMINATION

            Section 13.1.     DISSOLUTION.

            The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal or removal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("LIQUIDATING EVENTS"):

                  (a) the expiration of its term as provided in Section 2.5 hereof;

                  (b) an event of withdrawal of the General Partner, as defined in the Act (other than in connection with an assignment of the General Partner Interests as permitted under this Agreement), unless, within 90 days after the event of withdrawal (i) all the Common Limited Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event of withdrawal, of a successor General Partner; and (ii) more than 50% of the Percentage Interests of each series of Preferred Limited Partner Units then outstanding agree to continue the business of the Partnership either in writing or by vote at a meeting of Preferred Limited Partners held in accordance with Section
14.2 and to the appointment, effective as of the date of such event of withdrawal, of a successor General Partner;

                  (c) an election to dissolve the Partnership made by the General Partner;

                  (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; or

                  (e) the sale of all or substantially all of the assets and properties of the Partnership.

            Section 13.2.     WINDING UP.

                  (a) Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or, in the event there is no remaining General Partner, any Person elected by the Common Limited Partners holding in the aggregate more than 50% of the Percentage Interests of the Common Limited Partners or, in the event there is no remaining General Partner or Common Limited Partner, any Person elected by the Preferred Limited Partners holding in the aggregate more than 50% of the Percentage Interests of the Preferred Limited Partners voting as one class (the General Partner or such other Person being referred to herein as the "LIQUIDATOR") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the Special Limited Partner) shall be applied and distributed in the following order:

                        (1) FIRST, to the satisfaction of all of the
            Partnership's debts and liabilities to creditors other than the Partners (whether by payment or the making of reasonable provision for payment thereof);

                        (2) SECOND, to the satisfaction of all of the
            Partnership's debts and liabilities to the General Partner (whether by payment or the making of reasonable provision for payment thereof);

                        (3) THIRD, to the satisfaction of all of the
            Partnership's debts and liabilities to the other Partners (whether by payment or the making of reasonable provision for payment thereof);

                        (4) FOURTH, to the Preferred Limited Partners, up to the
            amount required for the Partnership to pay all distributions with respect to the Preferred Limited Partner Units held by such Preferred Limited Partners due or payable in accordance with the Designation Instrument or Instruments for such Preferred

            Limited Partner Units through the date of such payment and the applicable Liquidation Preference Amount, such distributions to be made to the Preferred Limited Partners (x) in such order of priority and with such preferences as have been established with respect to such Preferred Limited Partner Units as set forth in the applicable Designation Instrument or Instruments and (y) with respect to Preferred Limited Partners holding Preferred Limited Partner Interests of a particular class or series, in proportion to their respective Percentage Interests on such Partnership Record Date; and

                        (5) The balance, if any, to the General Partner and
            Common Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

            The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as provided in Section 7.6 hereof.

                  (b) Notwithstanding the provisions of Section 13.2(a) hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

                  (c) In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Partner has a deficit balance in his Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. A pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; PROVIDED, that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2(a) as soon as practicable.

            Section 13.3.     NOTICE OF DISSOLUTION.

            In the event a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to
Section 13.1, result in a dissolution of the Partnership, the General Partner shall within 30 days thereafter, provide written notice thereof to each of the Partners.

            Section 13.4. TERMINATION OF PARTNERSHIP AND CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP.

            Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

            Section 13.5.     REASONABLE TIME FOR WINDING-UP.

            A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

            Section 13.6.     WAIVER OF PARTITION.

            Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14

                                    MEETINGS

            Section 14.1.     MEETINGS OF THE COMMON LIMITED PARTNERS.

                  (a) Meetings of the Common Limited Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by a Majority-In-Interest of the Common Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Common Limited Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of Common Limited Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Common Limited Partners or may be given in accordance with the procedure prescribed in Section 14.1(b) hereof. Except as otherwise expressly provided herein, any consent of the Common Limited Partners hereunder requires the approval of a Majority-In-Interest of the Common Limited Partners.

                  (b) Any action required or permitted to be taken at a meeting of the Common Limited Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Common Limited Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Common Limited Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

                  (c) Each Common Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Common Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Common Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Common Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Common Limited Partner executing such proxy.

                  (d) Each meeting of Common Limited Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate in his sole discretion. Without limitation, meetings of Common Limited Partners may be conducted in the same manner as meetings of the shareholders of the General Partner and may be held at the same time, and as part of, meetings of the shareholders of the General Partner.

            Section 14.2.     MEETINGS OF PREFERRED LIMITED PARTNERS.

            In the event that the vote or consent of the holders of Preferred Limited Partner Interests (or any series thereof) is required pursuant to this Agreement (including pursuant to a Designation Instrument), such vote or consent may be obtained at a meeting of Preferred Limited Partners or by written consent. The provisions of Section 14.1 hereof shall apply to any such meeting or written consent to the extent practicable, in which case all references in such Section to Common Limited Partners shall mean the Preferred Limited Partners as a class or the Preferred Limited Partners holding the applicable series of Preferred Limited Partner Interests, as shall be applicable to such vote or consent.

                                   ARTICLE 15

                               GENERAL PROVISIONS

            Section 15.1.     ADDRESSES AND NOTICE.

           Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

            Section 15.2.     TITLES AND CAPTIONS.

            All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" or "Sections" are to Articles and Sections of this Agreement.

            Section 15.3.     PRONOUNS AND PLURALS.

            Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

            Section 15.4.     FURTHER ACTION.

            The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

            Section 15.5.     BINDING EFFECT.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

            Section 15.6.     WAIVER.

            No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

            Section 15.7.     COUNTERPARTS.

            This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

            Section 15.8.     APPLICABLE LAW.

            This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

            Section 15.9.     ENTIRE AGREEMENT.

            This Agreement contains all of the understandings and agreements between the Partners with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners with respect to the Partnership except for (i) those additional obligations of KRF contained in those certain letters from KRF with respect to Krupp Government Income Trust and Krupp Government Income Trust II dated August 15, 2002, (ii) those additional obligations of the Partnership and the Special Limited Partner contained in those certain letters from the Partnership and the Special Limited Partner with respect to Krupp Government Income Trust and Krupp Government Income Trust II dated August 15, 2002, (iii) the Amended and Restated Voting Agreement, dated as
of           , among the Special Limited Partner, Krupp Government Income
Trust and Krupp Government Income Trust II and (iv) the Waiver and Standstill Agreement, dated as of August 22, 2002, among Krupp Government Income Trust, Krupp Government Income Trust II, the Special Limited Partner and the Partnership.

            Section 15.10.     INVALIDITY OF PROVISIONS.

            If any provision of this Agreement is or becomes invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not be affected thereby.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.


                                    GENERAL PARTNER:


                                    BIR GP, L.L.C.


                                    By: Berkshire Income Realty, Inc., the
                                          sole member of BIR GP, L.L.C.


                                    By:_________________________________________
                                        Name:
                                        Title:


                                    SPECIAL LIMITED PARTNER:


                                    BERKSHIRE INCOME REALTY, INC.


                                    By:_________________________________________
                                        Name:
                                        Title:


                                    COMMON LIMITED PARTNERS:


                                    KRF COMPANY, L.L.C.


                                    By: The Krupp Family Limited
                                          Partnership-94, its sole member



                                    By:_________________________________________
                                     Name:  Douglas Krupp
                                     Title: General Partner



                                    By:_________________________________________
                                     Name:  George Krupp
                                     Title: General Partner

                                    EXHIBIT A
                           PARTNERS, CONTRIBUTIONS AND
                              PARTNERSHIP INTERESTS

                                                   Gross Asset
                                                     Value of                           Number of
                                     Cash          Contributed                         Partnership        Percentage
Name and Address of Partner    Contribution(1)     Property(1)      Total Property        Units           Interest
----------------------------  -----------------   -------------    ----------------   -------------      -------------





















(1)   These amounts constitute the agreed value for purposes of the Act.

                                    EXHIBIT B
                      NOTICE OF EXERCISE OF EXCHANGE RIGHT

            The undersigned Limited Partner hereby irrevocably (i) presents for
exchange      [Class][Series]    Limited Partner Units in Berkshire Income
Realty-OP, L.P. in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of Berkshire Income Realty-OP, L.P., dated as
of       , 2003, as amended (the "AGREEMENT"), and the exchange rights provided in Section 8.6 therein and in the Designation Instrument, with respect to such
[Class] [Series]    Limited Partner Units, (ii) surrenders such Limited Partner
Units and all right, title and interest therein, and (iii) directs that either
(a) the Cash Amount or the REIT Shares Amount as determined by the General Partner deliverable upon the exercise of the Exchange Right be delivered to the address specified below and if the REIT Shares Amount is to be delivered, such shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, certifies and agrees (1) that the undersigned has good, marketable and unencumbered title to such Limited Partner Units, free and clear of the rights or interests of any other Person or entity, (2) that the undersigned has the full right, power and authority to exchange and surrender such Limited Partner Units as provided herein, (3) that the undersigned has obtained the consent or approval of all Persons or entities, if any, having the right to consent to or approve such exchange and surrender or tender, (4) that if shares of the Special Limited Partner are delivered, the undersigned is acquiring such shares for its own account, for investment and without a view to engaging in any resale or distribution thereof, (5) that if shares of the Special Limited Partner are delivered, the shares may not be transferred by the undersigned except in transactions pursuant to a registration statement under the Securities Act or that are exempt from the registration requirements of the Securities Act of 1933 and all applicable state and foreign securities laws and (6) that the Special Limited Partner may refuse to transfer such shares as to which evidence satisfactory to it of such registration or exemptions is not provided to it.

            All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:______________              __________________________________
                                  Name of Limited Partner


                                  __________________________________
                                  (Signature of Limited Partner)
                                  __________________________________
                                  (Street Address)
                                  __________________________________
                                  (City) (State) (Zip Code)

                                  Signature Guaranteed by: ___________________

                                  If shares of the Special Limited Partner are to be issued, issue to:

                                  Name:________________________________________

                                  _____________________________________________
                                  Social Security or Tax Identification Number


                                      B-2